Document and Entity Information	9 Months Ended
Sep. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	SEALED AIR CORP/DE
Entity Central Index Key	0001012100
Document Type	8-K
Document Period End Date	Sep 30, 2011
Amendment Flag	false

Consolidated Balance Sheets (Diversey Holdings Inc, USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 28, 2008	Dec. 29, 2007
Current assets:
Cash and cash equivalents	$ 109,282	$ 169,094	$ 169,094	$ 249,713
Restricted cash	6,259	20,407	20,407	39,654
Accounts receivable, less allowance of $19,045, $19,888 and $20,645 for the period ending 2011, 2010 and 2009 respectively	583,809	563,006	563,006	556,720
Accounts receivable - related parties	8,859	6,433	6,433	21,943
Inventories	290,982	263,247	263,247	255,989
Deferred income taxes	31,598	24,532	24,532	30,288
Other current assets	175,621	163,307	163,307	171,232
Current assets of discontinued operations		0	0	60
Total current assets	1,206,410	1,210,026	1,210,026	1,325,599
Property, plant and equipment, net	406,481	410,507	410,507	415,645
Capitalized software, net	53,988	52,980	52,980	53,298
Goodwill	1,262,999	1,263,431	1,263,431	1,271,032
Other intangibles, net	188,128	194,175	194,175	220,769
Deferred income taxes, non current	10,142	0	0
Other assets	160,627	152,894	152,894	158,045
Non current assets of discontinued operations		0	0	3,919
Total assets	3,288,775	3,284,013	3,284,013	3,448,307
Current liabilities:
Short-term borrowings	54,563	24,205	24,205	27,661
Current portion of long-term borrowings	9,513	9,498	9,498	9,811
Accounts payable	310,043	327,831	327,831	380,378
Accounts payable - related parties	27,785	23,794	23,794	35,900
Deferred income taxes	2,090	0	0	0
Accrued expenses	417,398	463,319	463,319	472,735
Current liabilities of discontinued operations		0	0	6,174
Total current liabilities	821,392	848,647	848,647	932,659
Pension and other post-retirement benefits	224,082	226,682	226,682	248,414
Long-term borrowings	1,443,644	1,445,678	1,445,678	1,593,697
Deferred income taxes, non current	138,950	114,358	114,358	101,312
Other liabilities	117,266	125,893	125,893	144,392
Non current liabilities of discontinued operations		0	0	4,522
Total liabilities	2,745,334	2,761,258	2,761,258	3,024,996
Commitments and contingencies
Class B shares and equity awards subject to contingent redemption features - $0.01 par value; 20,000,000 shares authorized; 2,563,948 shares issued and outstanding at September 30, 2011 and 1,490,971 shares issued and outstanding at December 31, 2010 and 0 shares issued and outstanding as of December 31, 2009	37,625	35,871	35,871	0
Stockholders' equity:
Class A common stock at September 30, 2011, December 31, 2010 and December 31, 2009 - $0.01 par value; 200,000,000 shares authorized; 99,764,706 shares issued and outstanding at September 30, 2011, December 31, 2010 and December 31, 2009	998	998	998	998
Capital in excess of par value	558,312	554,244	554,244	549,512
Accumulated deficit	(269,576)	(309,785)	(309,785)	(342,515)
Accumulated other comprehensive income	216,082	241,427	241,427	215,316
Total stockholders' equity	505,816	486,884	486,884	423,311	(96,245)	77,680
Total liabilities, Class B shares and equity awards subject to contingent redemption and stockholders' equity	3,288,775	3,284,013	3,284,013	3,448,307
Common Class A [Member]
Stockholders' equity:
Total stockholders' equity		998	998	998
Common Class B [Member]
Stockholders' equity:
Total stockholders' equity		$ 35,871	$ 35,871		$ 456,875	$ 531,127

Consolidated Balance Sheets (Parentheticals) (Diversey Holdings Inc, USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for Doubtful Accounts	$ 19,045	$ 19,888	$ 20,645
Common Class A [Member]
Stockholders' equity:
Common stock, par value	0.01	0.01	0.01
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares issued	99,764,706	99,764,706	99,764,706
Common stock, shares outstanding	99,764,706	99,764,706	99,764,706
Common Class B [Member]
Stockholders' equity:
Common stock, par value	0.01	0.01	0.01
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares issued	2,563,948	1,490,971	0
Common stock, shares outstanding	2,563,948	1,490,971	0

Consolidated Statements of Operations (Diversey Holdings Inc, USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Oct. 01, 2010	Sep. 30, 2011	Oct. 01, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Diversey Holdings Inc
Net sales:
Net product and service sales	$ 818,304	$ 776,308	$ 2,445,199	$ 2,306,379	$ 3,101,277	$ 3,083,711	$ 3,280,857
Sales agency fee income	6,473	7,264	19,338	19,170	26,400	27,170	35,020
Revenues	824,777	783,572	2,464,537	2,325,549	3,127,677	3,110,881	3,315,877
Cost of sales	492,736	455,433	1,451,762	1,335,090	1,800,419	1,828,933	1,990,082
Gross profit	332,041	328,139	1,012,775	990,459	1,327,258	1,281,948	1,325,795
Selling, general and administrative expenses	256,772	224,705	770,817	728,976	1,005,945	988,131	1,068,851
Research and development expenses	16,228	15,572	52,518	48,829	65,655	63,328	67,077
Restructuring expenses/(credits)	(234)	173	(1,383)	(2,347)	(2,277)	32,914	57,291
Operating profit	59,275	87,689	190,823	215,001	257,935	197,575	132,576
Other (income) expense:
Interest expense	29,595	38,400	96,879	108,308	148,576	142,523	153,224
Interest income	(553)	(630)	(1,762)	(1,511)	(2,397)	(4,555)	(7,680)
Notes redemption and other costs						48,789
Other (income) expense, net	(1,217)	(871)	(1,107)	2,883	2,732	(4,699)	5,671
Income (loss) from continuing operations before income taxes	31,450	50,790	96,813	105,321	109,024	15,517	(18,639)
Income tax provision	17,053	16,301	56,519	56,209	65,933	62,169	51,298
Income (loss) from continuing operations	14,397	34,489	40,294	49,112	43,091	(46,652)	(69,937)
Income (loss) from discontinued operations, net of income taxes of $0, ($260) and $11,273 for the 12 months ended 2010, 2009, and 2008, respectively		(1,129)		(10,190)	(10,361)	(1,973)	10,416
Net income (loss)	$ 14,397	$ 33,360	$ 40,294	$ 38,922	$ 32,730	$ (48,625)	$ (59,521)

Consolidated Statements of Operations (Parethetical) (Diversey Holdings Inc, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Diversey Holdings Inc
Income taxes on discontinued operations	$ 0	$ (260)	$ 11,273

Consolidated Statements of Contingently Redeemable Stock and Stockholders' Equity (Diversey Holdings Inc, USD $) In Thousands, except Share data, unless otherwise specified	USD ($)	Class A common stock USD ($)	Class B common stock USD ($)	Comprehensive Income/ (Loss) USD ($)	Capital in excess of par value USD ($)	Accumulated deficit USD ($)	Accumulated other comprehensive income USD ($)
Beginning balance at Dec. 29, 2007	$ 77,680		$ 531,127		$ 10,692	$ (231,961)	$ 298,949
Beginning balance, shares at Dec. 29, 2007		3,920	1,960
Comprehensive income (loss) -
Net Income (loss)	(59,521)			(59,521)		(59,521)
Foreign currency translation adjustments, net of tax	(107,062)			(107,062)			(107,062)
Unrealized losses on derivatives, net of tax	(2,554)			(2,554)			(2,554)
Adjustment to reflect funded status of pension plans, net of tax	(75,172)			(75,172)			(75,172)
Total comprehensive income				(244,309)
Capital contributions	400				400
Fair value adjustment	74,252		(74,252)		74,252
Adjustment for ASC Topic 715 - remeasurement date	(4,186)					(2,242)	(1,944)
Dividends declared	(82)					(82)
Ending balance at Dec. 28, 2008	(96,245)		456,875		85,344	(293,806)	112,217
Ending balance, shares at Dec. 28, 2008		3,920	1,960
Beginning balance at Dec. 31, 2008
Comprehensive income (loss) -
Net Income (loss)	(48,625)			(48,625)		(48,625)
Foreign currency translation adjustments, net of tax	69,860			69,860			69,860
Unrealized losses on derivatives, net of tax	3,268			3,268			3,268
Adjustment to reflect funded status of pension plans, net of tax	29,971			29,971			29,971
Total comprehensive income				54,474
Capital contributions	215				215
Reclassification of class A common stock		(3,920)
Proceeds from the issuance of new class A common stock	486,900	998			485,902
Proceeds from the issuance of new class A common stock, shares		99,764,706
Warrants for new class A common stock	39,600				39,600
Redemption (see Note 26)			(485,549)
Redemption (see Note 26), shares			(1,960)
Payment of costs for equity redemption and issuance	(32,875)				(32,875)
Fair value adjustment	(28,674)		28,674		(28,674)
Dividends declared	(84)					(84)
Ending balance at Dec. 31, 2009	423,311	998			549,512	(342,515)	215,316
Ending balance, shares at Dec. 31, 2009		99,764,706
Comprehensive income (loss) -
Net Income (loss)	38,922
Ending balance at Oct. 01, 2010
Beginning balance at Dec. 31, 2009	423,311				549,512	(342,515)	215,316
Comprehensive income (loss) -
Net Income (loss)	32,730			32,730		32,730
Foreign currency translation adjustments, net of tax	13,644			13,644			13,644
Unrealized losses on derivatives, net of tax	(215)			(215)			(215)
Adjustment to reflect funded status of pension plans, net of tax	12,682			12,682			12,682
Total comprehensive income				58,841
Equity offering (see Note 22)			15,724
Equity offering (see Note 22), shares			1,565,971
Repurchase of equity -see Note 22	(193)		(750)		(193)
Repurchase of equity (see Note 22), shares			(75,000)
LTIP conversion into DSU during the year (see Note 22)			14,479
Stock-based compensation expense recognition (see Note 22)	5,886		6,418		5,886
Payment for equity redemption	0
Payment of costs for equity redemption and issuance	(961)				(961)
Ending balance at Dec. 31, 2010	486,884	998	35,871		554,244	(309,785)	241,427
Ending balance, shares at Dec. 31, 2010		99,764,706	1,490,971
Comprehensive income (loss) -
Net Income (loss)	40,294
Ending balance at Sep. 30, 2011	505,816
Beginning balance at Jun. 30, 2011
Comprehensive income (loss) -
Net Income (loss)	14,397
Ending balance at Sep. 30, 2011	$ 505,816

Consolidated Statements of Cash Flows (Diversey Holdings Inc, USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Oct. 01, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Diversey Holdings Inc
Cash flows from operating activities:
Net income (loss)	$ 40,294	$ 38,922	$ 32,730	$ (48,625)	$ (59,521)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	76,747	70,999	98,763	93,030	104,277
Amortization of intangibles	10,756	13,101	18,065	19,067	23,959
Amortization and direct expense of debt issuance costs	11,730	11,088	19,240	16,832	5,211
Accretion of original issue discount	3,870	3,218	4,774	356
Interest accreted on notes payable		12,469	12,469	66	4,244
Interest accrued on long-term receivables- related parties				(2,551)	(2,749)
Deferred income taxes	8,618	18,753	16,814	2,765	(21,620)
(Gain) loss on disposal of discontinued operations		842	842	(176)	(10,471)
(Gain) loss from divestitures		108	3	208	(1,282)
Japan inventory loss	701
(Gain) loss on property, plant and equipment disposals	(525)	353	153	726	736
Stock-based compensation	8,672	11,075	12,302
Impairment of Investments			5,900
Other	6,445	7,478	5,363	6,367	6,430
Changes in operating assets and liabilities, net of effects from acquisitions and divestitures of businesses:
Restricted cash				(27,404)	(49,463)
Accounts receivable securitization			(17,524)	(24,997)	(10,200)
Accounts receivable	(37,489)	807	21,422	33,048	21,948
Inventories	(28,969)	(29,439)	(11,317)	13,952	(2,430)
Other current assets	(17,609)	(4,629)	4,529	(26,248)	(13,364)
Accounts payable and accrued expenses	(41,136)	(59,082)	(49,970)	58,353	(13,199)
Other assets	(19,452)	(2,731)	(15,981)	(29,714)	13,689
Long-term, acquisition-related receivables from Unilever				86,079
Other liabilities	(13,980)	(14,572)	(19,544)	3,281	8,600
Long-term, acquisition-related payables from Unilever				(30,630)
Net cash provided by operating activities	8,673	78,760	139,033	143,785	4,795
Cash flows from investing activities:
Capital expenditures	(62,557)	(45,866)	(76,838)	(68,689)	(98,015)
Expenditures for capitalized computer software	(17,359)	(8,690)	(17,824)	(25,605)	(23,196)
Proceeds from property, plant and equipment disposals	1,874	2,642	3,506	8,216	3,048
Acquisitions of businesses and other intangibles	(2,463)		(3,914)	(1,737)	(7,584)
Dividends from unconsolidated affiliates		598	1,046
Proceeds from (Net costs of) divestiture of businesses		(950)	(161)	(1,348)	127,564
Net cash provided by (used) in investing activities	(80,505)	(52,266)	(94,185)	(89,163)	1,817
Cash flows from financing activities:
Proceeds from (repayments of) short-term borrowings, net	31,421	(1,351)	(5,200)	(1,804)	10,985
Proceeds from long-term borrowings				1,603,396	1,050
Repayments of long-term borrowings	(7,296)	(56,382)	(133,840)	(1,444,361)	(13,820)
Repayment of related party long-term note				(1,050)
Payment of costs for equity redemption and issuance		(961)	(961)	(32,875)
Proceeds from the issuance of new class A common				486,900
Proceeds related to new stock-based long-term incentive plans	70	9,345	9,468
Repurchase and redemption of Class B equity	(2,920)			(445,948)
Repurchase of equity			(943)
Payment of debt issuance costs	(2,806)	(4,949)	(4,949)	(82,377)	(123)
Dividends paid	(85)	(80)	(78)	(370)
Net cash provided by (used) in financing activities	18,384	(54,378)	(136,503)	81,511	(1,908)
Effect of exchange rate changes on cash and cash equivalents	(6,364)	7,278	11,036	5,657	6,043
Change in cash and cash equivalents	(59,812)	(20,606)	(80,619)	141,790	10,747
Beginning balance	169,094	249,713	249,713	107,923	97,176
Ending balance	109,282	169,094	169,094	249,713	107,923
Cash paid during the period:
Interest, net	67,422	69,110	114,205	132,132	136,264
Income taxes	$ 48,689	$ 27,353	$ 38,358	$ 35,019	$ 39,568

Description of the Company	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Description of the Company

(1) Description of the Company

The accompanying consolidated financial statements include all of the operations, assets and liabilities of Diversey Holdings, Inc., formerly known as Johnson Professional Holdings, Inc., (“Holdings” or the “Company”). The Company owns all the shares of Diversey, Inc. (“Diversey”) (formerly S.C. Johnson Commercial Markets, Inc. and JohnsonDiversey, Inc). The Company is a holding company and its sole business interest is the ownership and control of Diversey and its subsidiaries. Diversey is a leading global marketer and manufacturer of cleaning, hygiene, operational efficiency, appearance enhancing products and equipment and related services for the institutional and industrial cleaning and sanitation market.

Prior to November 5, 1999, Diversey was a wholly owned subsidiary of S.C. Johnson & Son, Inc. (“SCJ”). On November 5, 1999, ownership of Diversey including all of its assets and liabilities, was spun-off in a tax-free reorganization. In connection with the spin-off, Commercial Markets Holdco LLC (“CMH”) obtained substantially all of the shares of Diversey from SCJ.

On November 19, 2001, the Company was formed and named Johnson Professional Holdings, Inc., at which time CMH contributed its shares in Diversey to the Company. At the time of such contribution, the Company was a wholly owned subsidiary of CMH.

On May 3, 2002, the Company, Diversey, acquired the DiverseyLever business from Conopco, Inc., a subsidiary of Unilever N.V. and Unilever PLC (together, “Unilever”). At the closing of the acquisition, S.C. Johnson Commercial Markets, Inc. changed its name to JohnsonDiversey, Inc., and Johnson Professional Holdings, Inc. changed its name to JohnsonDiversey Holdings, Inc. In connection with the acquisition, Unilever acquired a 33 1/3% interest in the Company, with the remaining 66 2/3% continuing to be held by CMH.

On November 24, 2009, pursuant to a series of agreements signed on October 7, 2009, the Company issued new shares of common stock to a private investment fund managed by Clayton, Dubilier & Rice, Inc. (“CD&R”), and to SNW Co., Inc. (“SNW”), a wholly owned subsidiary of SCJ, and redeemed all the equity interests of Unilever in the Company through the payment of cash and the issuance of a warrant to purchase shares of stock in the Company (“Warrant”). At the closing of these transactions, the equity ownership of the Company, assuming the exercise of the Warrant, was as follows: CMH, 49.1%, CD&R, 45.9%, SNW, 1%, and Unilever, 4% (See Note 26). In connection with these transactions, SNW granted an irrevocable proxy to CMH to vote its common stock of the Company, which, subject to certain limitations, increased CMH’s voting ownership in the Company from approximately 49.1% to approximately 50.1% and decreased SNW’s voting ownership the Company from approximately 1.0% to 0.0%.

On March 1, 2010, the Company changed its name from “JohnsonDiversey Holdings, Inc.” to “Diversey Holdings, Inc.” and our subsidiary, JohnsonDiversey, Inc., changed its name to “Diversey, Inc.”

1. Description of the Company

Diversey Holdings, Inc. (“Holdings” or the “Company”) directly owns all of the shares of Diversey, Inc. (“Diversey”). The Company is a holding company and its sole business interest is the ownership and control of Diversey and its subsidiaries. Diversey is a leading global marketer and manufacturer of commercial cleaning, hygiene, operational efficiency, appearance enhancing products and equipment and related services and solutions for food safety and service, food and beverage plant operations, floor care, housekeeping and room care, laundry and skin care. Diversey serves institutional and industrial end-users such as food service providers, lodging establishments, food and beverage processing plants, building service contractors, building managers and property owners, retail outlets, schools and health-care facilities in more than 175 countries worldwide.

On October 3, 2011, as discussed in Note 21, the Company became a wholly-owned subsidiary of Sealed Air Corporation (“Sealed Air”).

Basis of Presentation	12 Months Ended
Dec. 31, 2010
Basis of Presentation

2. Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Accordingly, they do not include all of the information and footnotes required for complete financial statements. In the opinion of management, all normal recurring adjustments considered necessary to present fairly the financial position of the Company as of September 30, 2011 and its results of operations for the three and nine months ended September 30, 2011 and cash flows for the nine months ended September 30, 2011 have been included. The results of operations for the three and nine months ended September 30, 2011 are not necessarily indicative of the results to be expected for any subsequent interim period or for the full fiscal year ending December 31, 2011. It is recommended that the accompanying consolidated financial statements be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The Company evaluates subsequent events through the date the financial statements are issued, which is December 14, 2011 for these financial statements.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Diversey Holdings, Inc., Diversey, Inc., and its wholly owned subsidiaries. All inter-company balances and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

The Company uses estimates and assumptions in accounting for the following significant matters, among others:

•	Allowances for doubtful accounts

•	Inventory valuation and allowances

•	Valuation of acquired assets and liabilities

•	Useful lives of property and equipment and intangible assets

•	Goodwill and other long-lived asset impairment

•	Contingencies

•	Accounting for income taxes

•	Stock-based compensation

•	Customer rebates and discounts

•	Environmental remediation costs

•	Pensions and other post-retirement benefits

Actual results may differ from previously estimated amounts, and such differences may be material to the consolidated financial statements. The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. No significant revisions to estimates or assumptions were made during the periods presented in the accompanying consolidated financial statements.

Unless otherwise indicated, all monetary amounts, except per share data, are stated in thousand dollars.

Segment Reporting

The Financial Standards Accounting Board (“FASB”) Accounting Standards Codification TM (“ASC”) Topic 280, Segment Reporting, defines operating segments as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

During the current quarter, the Company completed the change in its organizational structure which was announced in December 2010. It provides a focus on the role of emerging markets in our growth objectives, and consists of four regions, as follows:

•

Europe – This region is comprised of operating units in Western and Eastern Europe and Russia and will no longer include our operations in Turkey, Africa and Middle East countries. Europe will continue to be our largest region.

•	Americas – The operating units in this region will remain unchanged.

•

Asia Pacific, Africa, Middle East, Turkey (“APAT”) – This region is comprised of our operations in Asia Pacific, Africa, Middle East, Turkey and the Caucasian and Asian Republics. This region will no longer include Japan.

•	Japan – Japan becomes a stand-alone region.

The Company’s operations were previously organized in three regions: Europe/Middle East/Africa, Americas, and Greater Asia Pacific.

As a result of this change, Note 19 reflects segment information in conformity with the new four region model and prior period segment information has been restated for comparability and consistency.

Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2011
Summary of Significant Accounting Policies

(2) Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all of its majority owned and controlled subsidiaries and are prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Except where noted, the consolidated financial statements and related notes, excluding the consolidated statements of cash flows, reflect the results of continuing operations, which exclude the divestiture of DuBois Chemicals (“DuBois”) (see Note 6).

Year-End

Beginning with fiscal year 2008, the Company changed its fiscal year-end date from the Friday nearest December 31 to December 31.

Operations included the calendar years ended December 31, 2010 and December 31, 2009 and 52 weeks and five days in the fiscal year ended December 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

The Company uses estimates and assumptions in accounting for the following significant matters, among others:

•	Allowances for doubtful accounts

•	Inventory valuation

•	Valuation of acquired assets and liabilities

•	Useful lives of property and equipment and intangible assets

•	Goodwill and other long-lived asset impairment

•	Contingencies

•	Accounting for income taxes

•	Stock-based compensation

•	Customer rebates and discounts

•	Environmental remediation costs

•	Pensions and other post-retirement benefits

Actual results may differ from previously estimated amounts, and such differences may be material to the consolidated financial statements. The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. No significant revisions to estimates or assumptions were made during the periods presented in the accompanying consolidated financial statements.

Unless otherwise indicated, all monetary amounts are stated in thousand dollars.

Segment Reporting

The Financial Standards Accounting Board (“FASB”) Accounting Standards Codification TM (“ASC”) Topic 280, Segment Reporting, defines operating segments as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

In June 2008, the Company announced plans to reorganize its operating segments to better address consolidation and globalization trends among its customers and to enable the Company to more effectively deploy resources. Effective January 2010, the Company completed its reorganization from a five region model to the new three region model, having implemented the following:

•	Three regional presidents were appointed to lead the three regions;

•	The three regional presidents report to the Company’s Chief Executive Officer (“CEO”), who is its chief operating decision maker;

•	Financial information is prepared separately and regularly for each of the three regions; and

•	The CEO regularly reviews the results of operations, manages the allocation of resources and assesses the performance of each of these regions.

Prior to the reorganization, the Company’s operations were organized in five regions: Europe/Middle East/Africa (“Europe”), North America, Latin America, Asia Pacific and Japan. The new three region model is composed of the following:

•	The existing Europe region;

•	A new Americas region combining the former North and Latin American regions; and

•	A new Greater Asia Pacific region combining the former Asia Pacific and Japan regions.

Segment reclassification and restatement. In 2010, as a result of integrating certain of the Company’s equipment business into the Americas and Europe segments, associated revenues, expenses, assets and liabilities have been reclassified from Eliminations/Other to the Americas and Europe segments. This reclassification is consistent with changes in the Company’s organizational reporting and reflects the chief operating decision maker’s approach to assessing performance and asset allocation.

Accordingly, Note 28 reflects segment information in conformity with the three region model as well as the equipment business reclassification, and prior period segment information has been restated for comparability and consistency.

Revenue Recognition

Revenues are recognized when all the following criteria are met: persuasive evidence of an arrangement exists; delivery has occurred or ownership has transferred to the customer; the price to the customer is fixed and determinable; and collectibility is reasonably assured. Revenues are reflected in the consolidated statements of operations net of taxes collected from customers and remitted to governmental authorities.

In arriving at net sales, the Company estimates the amounts of sales deductions likely to be earned by customers in conjunction with incentive programs such as volume rebates and other discounts. Such estimates are based on written agreements and historical trends and are reviewed periodically for possible revision based on changes in facts and circumstances.

The Company’s sales agency fee income pertains to fees earned under the sales agency agreements with Unilever (see Note 3).

Customer Rebates and Discounts

Rebates and discounts granted to customers are accounted for on an accrual basis as a reduction in net sales in the period in which the related sales are recognized.

Volume rebates are generally supported by customer contracts, which typically extend from one- to five-year periods. In the case where rebate rates are not contractually fixed, the rates used in the calculation of accruals are estimated based on forecasted annual volumes.

Accrued customer rebates and discounts, which are included within accrued expenses on the consolidated balance sheets, were $126,441 and $120,536 at December 31, 2010 and December 31, 2009, respectively.

Cost of Sales

Cost of sales includes material costs, packaging costs, production costs, distribution costs, including shipping and handling costs, and other factory overhead costs. Cost of sales also includes charges for obsolete & slow moving inventory, quality control, purchasing and receiving, warehousing and internal transfer costs.

The Company records fees billed to customers for shipping and handling as revenue.

Selling, General and Administrative Expenses

Selling expenses include advertising and promotion costs, marketing and sales overhead costs. General and administrative expenses include information technology costs, legal costs, human resource costs, and other administrative and general overhead costs.

Advertising Costs

The Company expenses advertising costs as incurred. Total advertising expense was $1,655, $1,467 and $2,412 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Original Issue Discount and Capitalized Debt Issuance Costs

The Company amortizes the original issue discount and related capitalized debt issuance costs on its loans under the effective interest method, which is based on a schedule of anticipated cash flows over the terms of the various debt instruments. During fiscal 2010, as a result of early optional principal payments of $125,000 on a portion of the Company’s indebtedness and the Company’s election to pay cash interest on its Holdings Senior Notes on November 15, 2010 and May 15, 2011, the Company wrote off a portion of original issue discounts and capitalized debt issuance costs, resulting in an increase of $8,425 in interest expense in the consolidated statements of operations.

Cash and Cash Equivalents

The Company considers all highly liquid investments, with maturities of 90 days or less at the date of purchase, to be cash equivalents. The cost of cash equivalents approximates fair value due to the short-term nature of the investments.

Restricted Cash

Restricted cash represents cash transferred to separate irrevocable trusts for the settlement of certain obligations associated with the November 2005 Restructuring Program (see Note 14).

Accounts Receivable

The Company does not require collateral on sales and evaluates the collectibility of its accounts receivable based on a number of factors. For accounts substantially past due, an allowance for doubtful accounts is recorded based on a customer’s ability and likelihood to pay based on management’s review of the facts. In addition, the Company considers the need for allowance based on the length of time receivables are past due compared to its historical experience. The Company writes off accounts receivable when the Company determines that the accounts receivable are uncollectible, typically upon customer bankruptcy or the customer’s non-response to continuous collection efforts.

Inventories

Inventories are carried at the lower of cost or market. As of December 31, 2010 and December 31, 2009, the cost of certain domestic inventories determined by the last-in, first-out (“LIFO”) method was $19,111 and $21,005, respectively. This represented 7.1% and 8.1% of total inventories, respectively. For the balance of the Company’s inventories, cost is determined using the first-in, first-out (“FIFO”) method. If the FIFO method of accounting had been used for all inventories, they would have been $4,672 and $3,289 higher than reported at December 31, 2010 and December 31, 2009, respectively.

The components of inventory are as follows:

	December 31, 2010	December 31, 2009
Raw materials and containers	$56,412	$53,198
Finished goods	206,835	202,791
Total inventories	$263,247	$255,989

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Major replacements and improvements are capitalized, while maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred. Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets, which typically range from 20-40 years for buildings, 4-10 years for machinery and equipment, and 5-20 years for improvements.

When properties are disposed of, the related costs and accumulated depreciation are removed from the respective accounts, and any gain or loss on disposition is reflected in selling, general and administrative expense.

Capitalized Software

The Company capitalizes certain internal and external costs to acquire or create computer software for internal use. Internal costs include payroll costs, incurred in connection with the development or acquisition of software for internal use. Accordingly, certain costs of this internal-use software are capitalized beginning at the software application development phase, which is after technological feasibility is established.

Capitalized software costs are amortized using the straight-line method over the expected useful life of the software, which is generally 3 to 5 years.

Goodwill

Goodwill represents the excess of the purchase price over fair value of identifiable net assets acquired from business acquisitions. Goodwill is not amortized, but is reviewed for impairment on an annual basis and between annual tests if indicators of impairment are present. The Company conducts its annual impairment test for goodwill on the first day of the fourth quarter. Based on the Company’s business approach to decision-making, planning and resource allocation, the Company has determined that it has five reporting units for purposes of evaluating goodwill for impairment. These reporting units are discrete business components of the Company’s three operating segments.

The Company uses a two-step process to test goodwill for impairment. First, the reporting unit's fair value is compared to its carrying value. Fair value is estimated using a combination of a discounted cash flow approach and a market approach. If a reporting unit's carrying amount exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired, and the second step of the impairment test would be performed. The second step of the goodwill impairment test is used to measure the amount of the potential impairment loss. In the second step, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value to all of its assets and liabilities other than goodwill in a manner similar to a purchase price allocation. The implied fair value of the goodwill that results from the application of this second step is then compared to the carrying amount of the goodwill and an impairment charge would be recorded for the difference if the carrying value exceeds the implied fair value of the goodwill.

The Company performed the required annual impairment test for fiscal years 2010, 2009 and 2008 and found no impairment of goodwill. There can be no assurance that future goodwill impairment tests will not result in a charge to earnings.

Other Intangibles

Purchased intangible assets are carried at cost less accumulated amortization. Definite-lived intangible assets, which primarily include customer lists, contractual arrangements, certain trademarks, patents and licenses, and technical know-how, have been assigned an estimated finite life and are amortized on a straight-line basis over periods ranging from 1 to 37 years. Indefinite-lived intangible assets, which primarily include certain trademarks, are evaluated annually for impairment and between annual tests if indicators of impairment are present.

The Company tests the carrying value of other intangible assets with indefinite lives by comparing the fair value of the intangible assets to the carrying value. Fair value is estimated using a relief of royalty approach, a discounted cash flow methodology using market-based royalty rates.

The Company conducts its annual impairment test for indefinite-lived intangible assets as of the first day of the fourth quarter. The Company performed the required impairment tests for fiscal years 2010, 2009 and 2008 and found no impairment of indefinite-lived intangible assets. There can be no assurance that future indefinite-lived intangible asset impairment tests will not result in a charge to earnings.

Impairment of Long-Lived Assets

Property, plant and equipment and other long-lived assets, including amortizable intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets. Such analyses necessarily involve significant judgment. In fiscal 2010, 2009 and 2008, the Company recorded impairment charges of $5,416, $1,198 and $6,347, respectively, which are recorded as part of selling, general and administrative expenses in the consolidated statements of operations. Except for $469 related to impairment of customer lists, patents and trademarks in 2010, and $396 related to impairment of customer lists, contracts, licenses, and other intangibles in 2009, impairment charges for 2010, 2009 and 2008 were associated with the Company’s restructuring activities. The impairment charges are summarized as follows:

Impaired Asset Type	Amount of loss	Operating segment	Method for determining fair value
Fiscal Year 2010

Building, machinery and plant equipment	$4,274	Europe	Market price
Land and building	463	Americas	Market price
Customer lists	228	Americas	Market price
Patents and trademarks	241	Greater Asia Pacific	Market price
Other long-lived assets	210	Various	Various

	$5,416

Fiscal Year 2009

Buildings and leasehold improvements	$700	Greater Asia Pacific	Market price
Customer lists, contracts, licenses and other intangibles	396	Americas	Market price
Other long-lived assets	102	Various	Various

	$1,198

Fiscal Year 2008

Land and building	$2,617	Greater Asia Pacific	Market price
Land, building and fixed assets	2,521	Europe	Market price
Other long-lived assets	1,209	Various	Various

	$6,347

Investments

Investments in debt and equity securities are carried at cost or the equity method when appropriate, and are included in other assets. Investments are reviewed for impairment quarterly; an impairment charge is recorded if the fair value of the investment is less than its carrying value, and the impairment is other than temporary. In fiscal 2010, the Company recorded an impairment charge of $5,900 on one of its investments; this charge is included in selling, general and administrative expenses in the consolidated statements of operations.

Accrued Employee-Related Expenses

The Company accrues employee costs relating to payroll, payroll taxes, vacation, bonuses and incentives when incurred. Such accruals were $146,833 and $161,972 as of December 31, 2010 and December 31, 2009, respectively.

Environmental Remediation Costs

The Company accrues for losses associated with environmental remediation obligations when such losses are probable and reasonably estimable. Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable. The accruals are adjusted as further information becomes available or circumstances change.

Foreign Currency Translations and Transactions

The functional currency of the Company’s foreign subsidiaries is generally the local currency. Accordingly, balance sheet accounts are translated to U.S. Dollars using the exchange rates in effect at the respective balance sheet dates and income statement amounts are translated to U.S. Dollars using the monthly weighted-average exchange rates for the periods presented. The aggregate effects of the resulting translation adjustments are included in accumulated other comprehensive income (see Note 25).

Gains and losses resulting from foreign currency transactions are generally recorded as a component of other (income) expense, net (see Note 16).

Hyperinflationary accounting

Effective January 11, 2010, the Venezuelan government devalued its currency (Bolivar) and moved to a two- tier exchange structure. The official exchange rate moved from 2.15 to 2.60 for essential goods and to 4.30 for non-essential goods and services. The Company’s goods meet the non-essential classification.

Beginning with fiscal year 2010, the Company accounted for its Venezuelan subsidiary as hyperinflationary and used the exchange rate at which it expects to be able to remit dividends to translate its earnings and balance sheet. In association with the conversion, the Company recorded a pretax loss of $3,874, as a component of other (income) expense, net, in 2010.

Stock-Based Compensation

The Company measures and recognizes the compensation expense for all share-based awards made to employees and directors based on estimated fair values, in accordance with ASC 718, Compensation – Stock Compensation. As described in Note 22, the Company adopted a new management incentive plan in January 2010. The fair value of stock options granted is calculated using a Black-Scholes valuation model and compensation expense is recognized net of forfeitures on a straight line basis over the vesting period, currently ranging from three to four years.

Derivative Financial Instruments

The Company utilizes certain derivative financial instruments to enhance its ability to manage foreign currency exposures. Derivative financial instruments are entered into for periods consistent with the related underlying exposures and do not represent positions independent of those exposures. The Company does not enter into forward foreign currency exchange contracts for speculative purposes. The contracts are entered into with major financial institutions with no credit loss anticipated for the failure of counterparties to perform.

The Company recognizes all derivative financial instruments in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Changes in the fair value of derivative financial instruments are either recognized periodically in the consolidated statements of operations or in stockholders’ equity as a component of comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting, and if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in the consolidated statements of operations along with the portions of the changes in the fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent they are effective as hedges, are recorded in other comprehensive income or loss, net of deferred taxes. Hedge ineffectiveness to the extent that elements of the hedges are ineffective will be reported in the consolidated statements of operations. Hedge ineffectiveness was insignificant for all periods reported. Changes in fair value of derivatives not qualifying as hedges are reported in the consolidated statements of operations.

Accounting for Income Taxes

Current and noncurrent tax assets and liabilities are based upon an estimate of income taxes refundable or payable for each of the jurisdictions in which the Company is subject to tax. In the ordinary course of business, there is inherent uncertainty in quantifying income tax positions. The Company assesses income tax positions and records tax provisions/benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting dates. For those income tax positions where it is more likely than not that an income tax benefit will be sustained, the Company records the largest amount of income tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more likely than not that an income tax benefit will be sustained, no income tax benefit is recognized in the financial statements. When applicable, associated interest and penalties are recognized as a component of income tax expense. Accrued interest and penalties are included within the related tax asset or liability on the accompanying Consolidated Balance Sheets.

Deferred income taxes are provided for temporary differences arising from differences in basis of assets and liabilities for tax and financial reporting purposes. Deferred income taxes are recorded on temporary differences using enacted statutory income tax rates in effect for the year in which the temporary differences are expected to reverse. The effect of a change in statutory income tax rates on deferred tax assets and liabilities is recognized in earnings in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 17 for further information on income taxes.

New Accounting Pronouncements

Business Combinations (ASC Topic 805)

In December 2010, the FASB issued an Accounting Standard Update (“ASU”) related to Disclosure of Supplementary Pro Forma Information for Business Combinations. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company will adopt this standard effective the beginning of its fiscal year 2011, and expects that the adoption of this standard will not significantly impact the consolidated financial statements.

Intangibles—Goodwill and Other (ASC Topic 350)

In December 2010, the FASB issued an ASU describing when to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this ASU modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Company will adopt this standard effective the beginning of its fiscal year 2011, expects that the adoption of this standard will not significantly impact the consolidated financial statements.

Foreign Currency Matters (ASC Topic 830)

In May 2010, the FASB issued an ASU to codify the SEC staff’s views on certain foreign currency issues related to investments in Venezuela. Among other things, this announcement provides background on the two acceptable inflation indices for Venezuela, states that Venezuela is now considered highly inflationary and calendar year entities that have not previously accounted for their Venezuelan investment as such should be applying highly inflationary accounting beginning January 1, 2010. As discussed above, the Company has accounted for its Venezuelan subsidiary as highly inflationary effective since January 2010; this update did not impact the Company’s consolidated financial statements.

Revenue Recognition (ASC Topic 605)

In October 2009, the FASB issued an ASU on its standard on Multiple-Deliverable Revenue Arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, specifically: (a) vendor-specific objective evidence; (b) third-party evidence; or (c) estimates. It also eliminates the residual method of allocation and requires that consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. In addition, this guidance significantly expands required disclosures related to a vendor's multiple-deliverable revenue arrangements. This ASU is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company adopted this guidance at the beginning of the third quarter of 2010 and its adoption did not impact the consolidated financial statements.

Fair Value Measurements (ASC Topic 820)

In January 2010, the FASB issued additional guidance to improve fair value disclosures and increase the transparency in financial reporting. These enhancements include: (1) a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (2) in the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009. The Company adopted this guidance at the beginning of fiscal year 2010 and its adoption did not impact the consolidated financial statements.

Transfers and Servicing (ASC Topic 860)

In June 2009, the FASB eliminated the concept of a “qualifying special-purpose entity” and changed the requirements for derecognizing financial assets. As a result of this amendment to U.S. GAAP, many types of transferred financial assets that previously qualified for de-recognition in the balance sheet no longer qualify, including certain securitized accounts receivable. In particular, this amendment introduced the concept of a participating interest as a unit of account and reiterates the requirement that in order for a transfer of accounts receivable to qualify as a sale, effective control must be transferred; if the accounts receivable transferred meet the definition of a participating interest, the transfer qualifies for sale accounting. Because the accounts receivable transferred under our securitization arrangements do not meet the definition of a participating interest, the arrangement fails to meet the requirements of a complete transfer of control, and cannot continue to be treated as a sale. The Company adopted this guidance at the beginning of fiscal year 2010. As a result of the adoption of this standard, the Company restored the securitized accounts receivable in its balance sheet and recognized short-term borrowings. See Note 7 for additional information.

Consolidation (ASC Topic 810)

Variable Interest Entities (“VIEs”): In June 2009, the FASB amended the evaluation criteria used to identify the primary beneficiary of a VIE, potentially changing significantly the decision on whether or not a VIE should be consolidated. This statement requires companies to qualitatively assess the determination of the primary beneficiary of a VIE based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE, and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Additionally, the new standard requires ongoing reassessments of whether an enterprise is the primary beneficiary. The Company adopted this guidance at the beginning of fiscal year 2010, and its adoption did not impact the consolidated financial statements.

International Financial Reporting Standards (“IFRS”)

In February 2010, the SEC issued a statement that reaffirms its support for the potential use of IFRS in the preparation of financial statements by U.S. registrants. It announced a work plan by which it is expected to make a determination in 2011 whether or not it will mandate the conversion to IFRS. As of October 2010, the SEC continues to anticipate making the determination in 2011 of whether, when, and how to incorporate IFRS into the U.S. domestic financial reporting system. The Company is currently assessing the potential impact of IFRS on its financial statements and will continue to review progress of the work plan.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2010
Recent Accounting Pronouncements

3. Recent Accounting Pronouncements

With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the nine months ended September 30, 2011, as compared to the recent accounting pronouncements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, that are of significance, or potential significance, to the Company.

Intangibles—Goodwill and Other (ASC Topic 350)

In September 2011, the FASB issued an Accounting Standards Update (“ASU”) intended to simplify how entities test goodwill for impairment. The new guidance gives entities the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity believes, as a result of its qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test under existing accounting guidance is required to be performed. Otherwise, no further testing is required. These new provisions will become effective for the Company beginning January 1, 2012. Early adoption is permitted in certain circumstances. The Company is currently assessing the potential impact of the adoption of this guidance on its financial statements.

In December 2010, the FASB issued an ASU describing when to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this ASU modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company adopted this ASU effective at the beginning of fiscal year 2011, as required. This ASU did not impact the Company’s consolidated financial statements.

Comprehensive Income (ASC Topic 220)

In June 2011, the FASB issued an ASU to allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. It does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This ASU is to be applied retrospectively and is effective for interim and annual periods beginning after December 15, 2011. Early adoption is permitted. The Company is currently evaluating the effect of this ASU on its financial statements.

Fair Value Measurement (ASC Topic 820)

In May 2011, the FASB issued an ASU incorporating amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. This ASU represents the converged guidance of the FASB and the International Accounting Standards Board on fair value measurement. The FASB does not intend for many of the amendments to result in a change in the application of ASC Topic 820. This ASU is to be applied prospectively and is effective for interim and annual periods beginning after December 15, 2011. Early application is not permitted. The Company is currently evaluating the effect that this ASU may have on its financial statements.

Business Combinations (ASC Topic 805)

In December 2010, the FASB issued an ASU related to Disclosure of Supplementary Pro Forma Information for Business Combinations. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The Company adopted this ASU effective at the beginning of fiscal year 2011, and will apply the ASU prospectively to future business combinations for which the acquisition date is after December 31, 2010, as required. This ASU did not impact the Company’s consolidated financial statements.

Master Sales Agency Terminations and Umbrella Agreement	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Master Sales Agency Terminations and Umbrella Agreement

(3) Master Sales Agency Terminations and Umbrella Agreement

In connection with the May 2002 acquisition of the DiverseyLever business, the Company entered into a master sales agency agreement (the “Prior Agency Agreement”) with Unilever, whereby the Company acts as an exclusive sales agent in the sale of Unilever’s consumer brand products to various institutional and industrial end-users. At acquisition, the Company assigned an intangible value to the Prior Agency Agreement of $13,000, which was fully amortized at May 2007.

In October 2007, the Company and Unilever entered into the Umbrella Agreement (the “Umbrella Agreement”), to replace the Prior Agency Agreement, which includes; (i) a new agency agreement with terms similar to the Prior Agency Agreement, covering Ireland, the United Kingdom, Portugal and Brazil, and (ii) a Master Sub-License Agreement (the “License Agreement”) under which Unilever has agreed to grant 31 of the Company’s subsidiaries a license to produce and sell professional size packs of Unilever’s consumer brand cleaning products. The entities covered by the License Agreement have also entered into agreements with Unilever to distribute Unilever’s consumer branded products. Except for some transitional arrangements in certain countries, the Umbrella Agreement became effective January 1, 2008, and, unless otherwise terminated or extended, will expire on December 31, 2017.

An agency fee is paid by Unilever to the Company in exchange for its sales agency services. An additional fee was payable by Unilever to the Company in the event that conditions for full or partial termination of the Prior Agency Agreement were met. At various times during the life of the Prior Agency Agreement, the Company elected, and Unilever agreed, to partially terminate the Prior Agency Agreement in several territories resulting in payment by Unilever to the Company of additional fees, which are recognized in the consolidated statements of operations over the life of the Umbrella Agreement. In association with the partial terminations, the Company recognized sales agency fee income of $623, $637 and $743 during fiscal years 2010, 2009 and 2008, respectively.

An additional fee is payable by Unilever to the Company in the event that conditions for full or partial termination of the License Agreement are met. The Company elected, and Unilever agreed, to partially terminate the License Agreement in several territories resulting in payment by Unilever to the Company of additional fees. In association with the partial terminations, the Company recognized sales income of $157 during the year ended December 31, 2010.

Under the License Agreement, the Company recorded net product and service sales of $127,711, $133,368 and $151,335 during fiscal years 2010, 2009 and 2008, respectively.

4. Master Sales Agency Terminations and Umbrella Agreement

In connection with the May 2002 acquisition of the DiverseyLever business, Diversey entered into a master sales agency agreement (the “Sales Agency Agreement”) with Unilever PLC and Unilever N.V. (“Unilever”), whereby Diversey acts as an exclusive sales agent in the sale of Unilever’s consumer branded products to various institutional and industrial end-users. At acquisition, Diversey assigned an intangible value to the Prior Agency Agreement of $13,000, which was fully amortized at May 2007.

In October 2007, Diversey and Unilever entered into the Umbrella Agreement (the “Umbrella Agreement”), to replace the Prior Agency Agreement, which includes; i) a new agency agreement with terms similar to the Prior Agency Agreement, covering Ireland, the United Kingdom, Portugal and Brazil, and ii) a Master Sub-License Agreement (the “License Agreement”) under which Unilever has agreed to grant 31 of Diversey’s subsidiaries a license to produce and sell professional size packs of Unilever’s consumer branded cleaning products. The entities covered by the License Agreement have also entered into agreements with Unilever to distribute Unilever’s consumer branded products. Except for some transitional arrangements in certain countries, the Umbrella Agreement became effective January 1, 2008, and, unless otherwise terminated or extended, will expire on December 31, 2017.

An agency fee is paid by Unilever to the Company in exchange for its sales agency services. An additional fee is payable by Unilever to the Company in the event that conditions for full or partial termination of the Prior Agency Agreement are met. At various times during the life of the Prior Agency Agreement, the Company elected, and Unilever agreed, to partially terminate the Prior Agency Agreement in several territories resulting in payment by Unilever to the Company of additional fees, which are recognized in the consolidated statements of operations over the life of the Umbrella Agreement. In association with the partial terminations, the Company recognized sales agency fee income of $154 and $154 during the three months ended September 30, 2011 and October 1, 2010, respectively; and $707 and $463 during the nine months ended September 30, 2011 and October 1, 2010.

An additional fee is payable by Unilever to the Company in the event that conditions for full or partial termination of the License Agreement are met. The Company elected, and Unilever agreed, to partially terminate the License Agreement in several territories resulting in payment by Unilever to the Company of additional fees. In association with the partial terminations, the Company recognized sales income of $80 and $78 during the three months ended September 30, 2011 and October 1, 2010, respectively; and $239 and $78 during the nine months ended September 30, 2011 and October 1, 2010.

Under the License Agreement, the Company recorded net product and service sales of $31,657 and $30,233 during the three months ended September 30, 2011 and October 1, 2010, respectively; and $96,990 and $91,111 during the nine months ended September 30, 2011 and October 1, 2010, respectively.

Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions

(4) Acquisitions

Intangible Acquisition

In June 2008, the Company purchased certain intangible assets relating to a cleaning technology for an aggregate purchase price of $8,020. The purchase price includes a $1,000 non-refundable deposit made in July 2007; $5,020 paid at closing; and $2,000 of future payments that are contingent upon, among other things, achieving commercial production. Assets acquired include primarily intangible assets, consisting of trademarks, patents, technical know-how, customer relationships and a non-compete agreement. The Company paid the sellers $1,000 in both September 2008 and December 2008 having met certain contingent requirements.

In conjunction with the acquisition, the Company and the sellers entered into a consulting agreement, under which the Company was required to pay to the sellers $1,000 in fiscal 2009. The Company paid the sellers $500 in both January 2009 and July 2009 as the sellers met the contingent requirements. In December 2010, the Company and the sellers amended the consulting agreement and the Company recorded additional consideration of $400, which was capitalized and allocated to the purchase price as technical know-how.

In addition to the purchase price discussed above, the Company previously maintained an intangible asset in its consolidated balance sheets in the amount of $4,700, representing a payment from the Company to the sellers in a previous period in exchange for an exclusive distribution license agreement relating to this technology. This distribution agreement was terminated as a result of the acquisition and the value of this asset was considered in the final allocation of the purchase price.

At December 31, 2010, the Company’s allocation of the purchase price was as follows:

	Fair Value	Useful Life
Trademarks	$540	Indefinite
Patents	40	18 years
Technical know-how	12,230	20 years
Customer relationships	420	10 years
Non-compete	600	10 years

Joint Venture

In December 2010, the Company and Atlantis Activator Technologies LLC (“Atlantis”), an Ohio-based limited liability company, formed a joint venture, Proteus Solutions, LLC (“Proteus”), to develop and market products for laundry and other applications. The Company contributed $3,400 and Atlantis contributed intellectual property, with each holding a 50% interest in Proteus. The Company expects to provide operational funding and management resources to Proteus following formalization of the business plan. The joint venture is not expected to generate operating results until the second half of fiscal 2011. At December 31, 2010, the Company’s investment in Proteus is included at cost in other assets in the consolidated balance sheets.

5. Acquisitions

Strategic Alliance

The Company entered into a strategic alliance agreement with Eulen, S.A. (“Eulen”), a Spain-based corporation engaged in cleaning services, whereby the Company acquired certain assets of Eulen for a total cash consideration of $3,600, of which approximately $2,500 was paid in the second quarter of 2011, and $1,100 is payable in annual installments over the next 3 years. The Company finalized the purchase accounting related to this acquisition in the third quarter of 2011. The acquired assets were identified as customer lists and are included as part of Other Intangibles, net, as of September 30, 2011. These assets will be amortized on a straight-line basis over the five year life of the agreement which commenced effective May 1, 2011. The Company recorded applicable amortization for May through September 2011 of $272 for both the three and nine months ended September 30, 2011. The amortization is recorded in selling, general and administrative expenses in the consolidated statements of operations.

Divestitures	9 Months Ended
Sep. 30, 2011
Divestitures

(5) Divestitures

Auto-Chlor Master Franchise and Branch Operations

In December 2007, in conjunction with its November 2005 Plan (see Note 14), the Company executed a sales agreement for its Auto-Chlor Master Franchise and substantially all of its remaining Auto-Chlor branch operations in North America, a business that marketed and sold low-energy dishwashing systems, kitchen chemicals, laundry and housekeeping products and services to foodservice, lodging, healthcare, and institutional customers, for $69,800.

The transaction closed on February 29, 2008, resulting in a net book gain of approximately $1,292 after taxes and related costs. The gain associated with these divestiture activities is included as a component of selling, general and administrative expenses in the consolidated statements of operations. In fiscal years 2010 and 2009, the Company recorded adjustments related to closing costs and pension-related settlement charges, reducing the gain by $154 and $208, respectively. Any additional post-closing adjustments are not anticipated to be significant.

Net sales associated with this business were approximately $9,882 for the fiscal year ended December 31, 2008.

Discontinued Operations	9 Months Ended
Sep. 30, 2011
Discontinued Operations

(6) Discontinued Operations

DuBois Chemicals

On September 26, 2008, Diversey and JohnsonDiversey Canada, Inc., a wholly-owned subsidiary of Diversey, sold substantially all of the assets of DuBois Chemicals (“DuBois”) to DuBois Chemicals, Inc. and DuBois Chemicals Canada, Inc., subsidiaries of The Riverside Company (collectively, “Riverside”), for approximately $69,700, of which, $5,000 was escrowed subject to meeting certain fiscal year 2009 performance measures and $1,000 was escrowed subject to resolution of certain environmental representations by Diversey. The purchase price is also subject to certain post-closing adjustments that are based on net working capital targets. Diversey and Riverside finalized the performance related adjustments during the second quarter of 2010 which did not require any purchase price adjustments.

DuBois is a North American-based manufacturer and marketer of specialty chemicals, control systems and related services primarily for use by industrial manufacturers. DuBois was a non-core asset of Diversey and a component of the North American operating segment. The sale resulted in a gain of approximately $14,774 ($6,211 after tax) being recorded in the fiscal year ended December 31, 2008, net of related costs. During the fiscal year ended December 31, 2009, Diversey reduced the gain by $900 ($641 after tax) as a result of additional one-time costs and pension-related settlement charges, partially offset by proceeds from the environmental escrow. During the fiscal year ended December 31, 2010, Diversey reduced the gain by $91 ($91 after tax loss) as a result of additional one-time costs and pension-related settlement charges. Any additional post-closing adjustments are not anticipated to be significant.

Net sales from discontinued operations relating to DuBois were $72,134 which includes $7,193 of intercompany sales for the fiscal year ended December 31, 2008.

Income from discontinued operations relating to DuBois was comprised of the following:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Income from discontinued operations before taxes and gain from sale	$—	$—	$6,630
Tax provision on income from discontinued operations	—	—	(2,476)
Gain (loss) on sale of discontinued operations before taxes	(91)	(900)	14,774
Tax benefit (provision) on gain (loss) from sale of discontinued operations	—	259	(8,563)

Income (loss) from discontinued operations	$(91)	$(641)	$10,365

The asset purchase agreement relating to the DuBois disposition refers to ancillary agreements governing certain relationships between the parties, including a distribution agreement and supply agreement, each of which is not considered material to Diversey’s consolidated financial results.

Polymer Business

On June 30, 2006, Johnson Polymer, LLC (“Johnson Polymer”) and JohnsonDiversey Holdings II B.V. (“Holdings II”), an indirectly owned subsidiary of Diversey, completed the sale of substantially all of the assets of Johnson Polymer, certain of the equity interests in, or assets of, certain Johnson Polymer subsidiaries and all of the equity interests owned by Holdings II in Johnson Polymer B.V. (collectively, the “Polymer Business”) to BASF Aktiengesellschaft (“BASF”) for approximately $470,000 plus an additional $8,119 in connection with the parties' estimate of purchase price adjustments that are based upon the closing net asset value of the Polymer Business. Further, BASF paid Diversey $1,500 for the option to extend the tolling agreement (described below) by up to six months. In December 2006, the Company and BASF finalized purchase price adjustments related to the net asset value and Diversey received an additional $4,062.

The Polymer Business developed, manufactured, and sold specialty polymers for use in the industrial print and packaging industry, industrial paint and coatings industry, and industrial plastics industry. The Polymer Business was a non-core asset of Diversey and had been reported as a separate operating segment. The sale resulted in a gain of approximately $352,907 ($256,693 after tax), net of related costs.

Diversey recorded additional closing costs, reducing the gain by $192 ($226 after tax loss), during the fiscal year ended December 31, 2008. During the fiscal year ended December 31, 2009, Diversey recorded certain pension-related adjustments and additional closing costs, reducing the gain by $239 ($246 after tax loss). During the fiscal year ended December 31, 2010, Diversey recorded certain pension-related adjustments and additional closing costs, reducing the gain by $751 ($751 after tax loss). Any additional post-closing adjustments are not anticipated to be significant.

The asset and equity purchase agreement relating to the disposition of the Polymer Business refers to ancillary agreements governing certain relationships between the parties, including a supply agreement and tolling agreement, each of which is not considered material to the Company’s consolidated financial results.

Supply Agreement

A ten-year global agreement provides for the supply of polymer products to Diversey by BASF. Unless either party provides notice of its intent not to renew at least three years prior to the expiration of the ten-year term, the term of the agreement will extend for an additional five years. The agreement requires that Diversey purchase a specified percentage of related products from BASF during the term of the agreement. Subject to certain adjustments, Diversey has a minimum volume commitment during each of the first five years of the agreement.

Tolling Agreement

A three-year agreement provided for the toll manufacture of polymer products by the Company, at its manufacturing facility in Sturtevant, Wisconsin, for BASF. The agreement, after a nine month extension, terminated on March 2010. The agreement specified product pricing and provides BASF the right to purchase certain equipment retained by the Company.

In association with the tolling agreement, the Company agreed to pay $11,400 in compensation to SCJ, a related party, primarily related to pre-payments and the right to extend terms on the lease agreement at the Sturtevant, Wisconsin manufacturing location. The Company amortized $9,200 of the payment into the results of the tolling operation over the term of the tolling agreement, with the remainder recorded as a reduction of the gain on discontinued operations.

The Company considered its continuing involvement with the Polymer Business, including the supply agreement and tolling agreement, concluding that neither the related cash inflows nor cash outflows were direct, due to the relative insignificance of the continuing operations to the disposed business.

Income from discontinued operations relating to the Polymer Business was comprised of the following:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Loss on sale of discontinued operations before taxes	$(751)	$(239)	$(192)
Tax benefit on loss from sale of discontinued operations	—	(7)	(34)
Income (loss) from tolling operations	(9,519)	(1,094)	477
Tax benefit (provision) on income (loss) from tolling operations	—	8	(200)

Income (loss) from discontinued operations	$(10,270)	$(1,332)	$51

Accounts Receivable Securitization	9 Months Ended
Sep. 30, 2011
Accounts Receivable Securitization

(7) Accounts Receivable Securitization

JWPR Corporation

Prior to November 2010, the Company and certain of its subsidiaries entered into an agreement (the “Receivables Facility”) as amended, whereby they sell, on a continuous basis, certain trade receivables to JWPR Corporation (“JWPRC”), a wholly-owned, consolidated, special purpose, bankruptcy-remote subsidiary of the Company. JWPRC was formed in March 2001 for the sole purpose of buying and selling receivables generated by the Company and certain of its subsidiaries party to the Receivables Facility. JWPRC sold an undivided interest in the accounts receivable to a nonconsolidated financial institution (the “Conduit”) for an amount equal to the value of all eligible receivables (as defined under the receivables sale agreement between JWPRC and the Conduit) less the applicable reserve. The total potential for securitization of trade receivables under the Receivables Facility at December 31, 2009 was $50,000. In November 2010, JWPRC terminated this Receivables Facility.

JDER Limited

Also, prior to November 2010, certain subsidiaries of the Company entered into agreements to sell, on a continuous basis, certain trade receivables originated in the United Kingdom, France and Spain to JDER Limited (“JDER”), a wholly-owned, consolidated, special purpose, bankruptcy-remote indirect subsidiary of the Company (the “European Receivables Facility”). JDER was formed in September 2009 for the sole purpose of buying and selling receivables originated by subsidiaries subject to the European Receivables Facility. JDER sold an undivided interest in the accounts receivable to a nonconsolidated financial institution (the “European Conduit”) for an amount equal to the value of the eligible receivables less the applicable reserve. The total amount available for securitization of trade receivables under the European Receivables Facility is €50,000. In November 2010, JDER terminated the European Receivables Facility.

Effective January 1, 2010, the accounting treatment for the Company’s receivables securitization facilities (see Note 2) required that accounts receivable sold to the Conduit and to the European Conduit be included in accounts receivable, with a corresponding increase in short-term borrowings.

As a result of the facility terminations, JDER repurchased the remaining receivables transferred to the European Conduit, and transferred its retained interest in receivables back to the subsidiaries that originated them; JWPRC did not have any receivables outstanding with the Conduit. Accordingly, $2,826 of unamortized fees were written off and included in interest expense in the Company’s consolidated statements of operations. Prior to the write-off, the Company had recorded amortization of debt issuance costs in the amount of $1,060 in 2010, which is included in interest expense in the Company’s consolidated statements of operations.

As of December 31, 2010 and December 31, 2009, the Company had a retained interest of $0 and $60,048, respectively, in the receivables of JWPRC, and of $0 and $110,445, respectively, in the receivables of JDER. The retained interest is included in the accounts receivable balance and is reflected in the consolidated balance sheets at estimated fair value. Prior to the effective date of the change in accounting treatment, as of December 31, 2009, the European Conduit held $18,703, of accounts receivable that were not included in the accounts receivable balance in the Company’s consolidated balance sheet.

Costs associated with the sale of beneficial interests in the receivables vary on a monthly basis and are generally related to the commercial paper rate and administrative fees associated with the overall program facility. Such costs were $1,643, $1,680 and $2,195 for the fiscal year ended December 31, 2010, December 31, 2009 and December 28, 2008, respectively, and are included in interest expense in the consolidated statements of operations.

Property, Plant and Equipment	9 Months Ended
Sep. 30, 2011
Property, Plant and Equipment

(8) Property, Plant and Equipment

Property, plant and equipment, net, consisted of the following:

	December 31, 2010	December 31, 2009
Land and improvements	$59,023	$57,456
Buildings and leasehold improvements	219,735	214,758
Equipment	696,542	681,930
Capital leases	3,817	4,090
Construction in progress	38,675	28,955

	1,017,792	987,189
Less–Accumulated depreciation	(607,285)	(571,544)

Property, plant and equipment, net	$410,507	$415,645

Capitalized Software	9 Months Ended
Sep. 30, 2011
Capitalized Software

(9) Capitalized Software

Capitalized software, net, consisted of the following:

	December 31, 2010	December 31, 2009
Capitalized software	$277,621	$257,296
Less–Accumulated amortization	(224,641)	(203,998)

	$52,980	$53,298

Amortization expense related to capitalized software was $18,009, $16,428 and $15,736 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Goodwill	9 Months Ended
Sep. 30, 2011
Goodwill

(10) Goodwill

Changes in the balance of the goodwill account from January 1, 2009 to December 31, 2010 were as follows:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009
Balance at beginning of year	$1,271,032	$1,226,014
Impact of foreign currency fluctuations	(7,601)	45,018

Balance at end of year	1,263,431	1,271,032

The Company had no accumulated impairment losses at December 31, 2010 and 2009.

Other Intangibles	9 Months Ended
Sep. 30, 2011
Other Intangibles

(11) Other Intangibles

Other intangibles consisted of the following:

	Weighted-Average Useful Lives	December 31, 2010	December 31, 2009
Definite-lived intangible assets:
Trademarks and patents	10 years	$47,815	$49,813
Customer lists, contracts, licenses and other intangibles	14 years	199,804	202,311
Indefinite-lived intangible assets:
Trademarks	—	126,401	134,950
Licenses and other intangibles	—	2,441	2,441

		376,461	389,515
Less–Accumulated amortization		(182,286)	(168,746)

Other intangibles, net		$194,175	$220,769

Amortization expense for other intangibles was $18,065, $19,067 and $22,901 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. Included in these amounts are impairment charges of $469, $396 and $0, respectively (see Note 2).

The aggregate amounts of anticipated amortization of intangible assets for each of the next five fiscal years and thereafter are as follows:

Year
2011	$12,656
2012	6,899
2013	5,563
2014	4,653
2015	4,237
Thereafter	31,325

$65,333

Inventories	12 Months Ended
Dec. 31, 2010
Inventories

6. Inventories

The components of inventories are summarized as follows:

	September 30, 2011	December 31, 2010
Raw materials and containers	$58,019	$56,412
Finished goods	232,963	206,835

Total inventories	$290,982	$263,247

Inventories are stated in the consolidated balance sheets net of allowance for excess and obsolete inventory of $ 20,692 and $ 21,806 on September 30, 2011 and December 31, 2010, respectively.

Indebtedness and Credit Arrangements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Indebtedness and Credit Arrangements

(12) Indebtedness and Credit Arrangements

In connection with the recapitalization and refinancing transactions (see Note 26), the Company and Diversey entered into new debt arrangements, the proceeds of which were primarily used to repurchase or redeem Diversey’s previously outstanding senior subordinated notes, the senior discount notes and to repay borrowings under Diversey’s previous senior secured credit facilities, and to settle the obligations relating to the Redemption Agreement. The following is a summary of the terms of the Company’s new debt and the retirement of the previous indebtedness.

The Company’s indebtedness and credit arrangements consisted of the following:

	December 31, 2010	December 31, 2009
Short-term borrowings:
Revolving facility [1]	$—	$—
Other lines of credit	24,205	27,661

Long-term borrowings:
Diversey, Inc.:
Term Loans [1]	$814,806	$981,092
Senior Notes [2]	400,000	400,000
Diversey Holdings, Inc.:
Holdings Senior Notes [3]	262,469	250,000

	1,477,275	1,631,092
Less: Unamortized discount	22,099	27,584
Less: Current maturities of long-term debt	9,498	9,811

	$1,445,678	$1,593,697

[1] Term Loans and Revolving Facility

On November 24, 2009, Diversey entered into new senior secured credit facilities (“Senior Secured Credit Facilities”). The Senior Secured Credit Facilities include three term loan facilities, one in U.S. dollars, one in Canadian dollars, and one in euros. The Senior Secured Credit Facilities also include a $250,000 multicurrency, revolving credit facility available in U.S. dollars, euros, Canadian dollars and/or British pounds, and include a letter of credit sub-limit of $50,000 and a swing-line loan sub-limit of $30,000 (“Revolving Facility”).

The net proceeds of the Term Loans, after deducting the original issue discount of $15,000, but before offering expenses and other debt issuance costs, were $985,000. The Term Loans will mature on November 24, 2015, and will amortize in quarterly installments of 1.00% per annum with the balance due at maturity.

Borrowings under the Senior Secured Credit Facilities bear interest based on LIBOR, EURIBOR, the BA rate or Base Rate (all as defined in the credit agreement to the Senior Secured Credit Facilities), plus an agreed upon margin that adjusts based on the Company’s leverage ratio, and subject to a floor rate. At December 31, 2010, the U.S. dollar denominated borrowings bear interest at 5.25%, which is LIBOR plus 325 basis points, subject to a minimum LIBOR floor of 2.00%. The Canadian dollar denominated borrowings bear interest at 5.25%, which is the BA rate plus 325 basis points, subject to a minimum BA floor of 2.00%. The euro denominated borrowings bear interest at 6.25%, which is EURIBOR plus 400 basis points, subject to a EURIBOR floor of 2.25%. At December 31, 2009, the U.S. dollar and Canadian dollar denominated borrowings carried interest at 5.50% and the euro denominated borrowings carried interest at 6.50%. Interest is generally payable quarterly in arrears.

The Revolving Facility will mature on November 24, 2014. At December 31, 2010 and December 31, 2009, there were no outstanding borrowings under the Revolving Facility. As of December 31, 2010, we had $3,720 in letters of credit outstanding under the revolving portion of the Senior Secured Credit Facilities and therefore had the ability to borrow an additional $246,280 under this revolving facility.

All obligations under the Senior Secured Credit Facilities are secured by substantially all the assets of the Company, Diversey and each subsidiary of Diversey (but limited to the extent necessary to avoid materially adverse tax consequences to the Company and its subsidiaries, taken as a whole and by restrictions imposed by applicable law).

Amendment to the Senior Secured Credit Facilities credit agreement. The Senior Secured Credit Facilities were amended in March 2011. This amendment reduced the interest rate payable with respect to the Term Loans, thereby reducing borrowing costs over the remaining life of the credit facilities. The spread on the U.S. dollar and Canadian dollar denominated borrowings was reduced from 325 basis points to 300 basis points, and the minimum LIBOR and BA floors were reduced from 2.00% to 1.00%. The spread on the euro denominated borrowing was reduced from 400 basis points to 350 basis points and the EURIBOR floor was reduced from 2.25% to 1.50%.

In addition, the amendment changed various financial covenants and credit limits to provide us with greater flexibility to operate our business. These changes include the ability to issue incremental term loan facilities and the ability to issue dividends to Holdings to fund cash interest payments on the Holdings Senior Notes.

[2] Diversey Senior Notes

On November 24, 2009, Diversey issued $400,000 of 8.25% senior notes due 2019 (“Original Senior Notes”). The net proceeds of the offering, after deducting the original issue discount of $3,320, but before offering expenses and other debt issuance costs, were $396,680. As required by the exchange and registration rights agreement entered into in connection with the issuance and sale of the Original Senior Notes, the Company filed a registration statement on Form S-4 with the SEC, which registration statement, as amended, was declared effective on July 12, 2010, and conducted an offer to exchange the outstanding Original Senior Notes for new notes that have been registered under the Securities Act of 1933 (“Diversey Senior Notes”). This exchange offer closed on August 13, 2010, with all of the Original Senior Notes having been tendered for exchange.

Diversey will pay interest on the Diversey Senior Notes May 15 and November 15 of each year, beginning on May 15, 2010. The Diversey Senior Notes will mature on November 15, 2019.

The Diversey Senior Notes are unsecured and are effectively subordinated to the Senior Secured Credit Facilities to the extent of the value of Diversey’s assets of Diversey’s subsidiaries that secure such indebtedness. The indenture governing the Diversey Senior Notes contains certain covenants and events of default that the Company believes are customary for indentures of this type.

[3] Holdings Senior Notes

Also in connection with the recapitalization and refinancing of the Company, the Company issued $250,000 of 10.50% senior notes that mature on May 15, 2020 (“Original Holdings Senior Notes”). The Company used the net proceeds from the offering to provide funds necessary to consummate a portion of the Transactions, including, to fund the repurchase of its common equity ownership interests previously held by an affiliate of Unilever. The net proceeds of the offering, after deducting original issue discount of $10,000, but before estimated offering expenses and other debt issuance costs, were approximately $240,000.

As required by the exchange and registration rights agreement entered into in connection with the issuance and sale of the Original Holdings Senior Notes, the Company filed a registration statement on Form S-4 with the SEC, which registration statement, as amended, was declared effective on July 12, 2010, and conducted an offer to exchange the outstanding Original Holdings Senior Notes for new notes that have been registered under the Securities Act of 1933 (“Holdings Senior Notes”). This exchange offer closed on August 13, 2010, with all of the Original Holdings Senior Notes having been tendered for exchange.

Prior to November 15, 2014, the Company may elect to pay interest on the notes in cash or by increasing the principal amount of the notes. On November 15, 2010, the Company paid $13,780 of interest in cash on the Holdings Senior Notes, and has elected to pay interest in cash on May 16, 2011. From and after November 15, 2014 cash interest will accrue on the notes and be payable semi-annually in arrears. The Company has the option, at various dates, to redeem portions of the notes prior to maturity. The Company may be required to make an offer on all or part of the notes, at the discretion of the holder, if certain conditions are met, including change in control of the Company and certain asset sales.

The Holdings Senior Notes are unsecured and are not guaranteed by any of the Company’s subsidiaries. The indenture agreement underlying the Holdings Senior Notes contains certain covenants and events of default that the Company believes are customary for indentures of this type.

Notes redemption and other costs

In connection with the redemption of the previously outstanding senior subordinated notes and the termination of the previously outstanding term loan B, the Company incurred the following expenses in 2009:

Write-off of balance of discount of redeemed senior discount notes	$13,953
Redemption premium on senior subordinated notes	11,748
Write-off of balance of unamortized debt issuance costs of redeemed notes	10,867
Redemption premium on senior discount notes	8,640
Termination of interest rate swaps	3,188
Other transaction related fees	393

$48,789

Capitalized debt issuance costs

In connection with the refinancing of the Company, the Company capitalized approximately $80,866 of debt issuance costs. These costs are being amortized under the effective interest method over the life of the related debt instruments. As of December 31, 2010 and December 31, 2009, the unamortized balance of debt issuance costs of $52,737 and $63,894 respectively are included in other assets and $9,581 and $10,740 respectively are included in other current assets.

In 2010, the amortization of these costs approximated $15,299 and is included in interest expense.

Unamortized discount

The unamortized discount at December 31, 2010 and December 31, 2009 are summarized as follows:

	Term Loans	Senior Notes	Holdings Senior Notes	Total
Original Issue Discount	$15,000	$3,320	$10,000	$28,320
Amortization in 2009	(256)	(34)	(66)	(356)
Effects of foreign exchange translation	(380)	—	—	(380)

Unamortized discount, December 31, 2009	14,364	3,286	9,934	27,584
Amortization in 2010	(3,565)	(212)	(997)	(4,774)
Effects of foreign exchange translation	(711)	—	—	(711)

Unamortized discount, December 31, 2010	$10,088	$3,074	$8,937	$22,099

Effective interest rate	5.70% - 6.91%	8.37%	10.96%

These discounts are being amortized under the effective interest method over the terms of the related debt instruments.

Scheduled Maturities of Long-term Borrowings

The schedule of principal payments for indebtedness and credit arrangements at December 31, 2010, is as follows:

Year
2011	$9,498
2012	9,498
2013	9,498
2014	9,498
2015	776,814
Thereafter	662,469

$1,477,275

Financial Covenants

Under the terms of its Senior Secured Credit Facilities, the Company is subject to specified financial covenants and other limitations that require the Company to meet the following targets and ratios:

Maximum Leverage Ratio. The Company is required to maintain a leverage ratio for each financial covenant period of no more than the maximum ratio specified for that financial covenant period. The maximum leverage ratio is the ratio of: (i) the Company’s consolidated indebtedness (excluding up to $55,000 of indebtedness incurred under the Company’s Receivables Facilities (see Note 7)) less cash and cash equivalents as of the last day of a financial covenant period to (ii) the Company’s consolidated EBITDA (“Credit Agreement EBITDA” as defined in Item 7 of the accompanying Form 10-K) for the same financial covenant period. EBITDA is generally defined as earnings before interest, taxes, depreciation and amortization, plus the addback of specified expenses. The Senior Secured Credit Facilities requires that the Company’s maximum leverage ratio not exceed a declining range from 4.75 to 1 for the financial covenant period ending nearest December 31, 2010, to 3.50 to 1 for the financial covenant periods ending nearest September 30, 2014 and thereafter.

Minimum Interest Coverage Ratio. The Company is required to maintain an interest coverage ratio for each financial covenant period of no less than the minimum ratio specified for that financial covenant period. The minimum interest coverage ratio is the ratio of: (i) the Company’s consolidated Credit Agreement EBITDA for a financial covenant period to (ii) the Company’s cash interest expense for that same financial covenant period calculated in accordance with the Senior Secured Credit Facilities. The Senior Secured Credit Facilities require that the Company’s minimum interest coverage ratio not exceed an increasing range from 2.75 to 1 for the financial covenant period ending nearest December 31, 2010, to 3.25 to 1 for the financial covenant period ending nearest September 30, 2012 and thereafter.

Capital Expenditures. Capital expenditures are generally limited to $150,000 per fiscal year (with certain exceptions). To the extent that the Company makes capital expenditures of less than the limit in any fiscal year, however, it may carry forward into the subsequent year the difference between the limit and the actual amount expended, provided that the amounts carried forward from the previous year will be allocated to capital expenditures in the current fiscal year only after the amount allocated to the current fiscal year is exhausted. As of December 31, 2010, the Company was in compliance with the limitation on capital expenditures for fiscal year 2010.

The Senior Secured Credit Facilities contain additional covenants that restrict the Company’s ability to declare dividends and to redeem and repurchase capital stock. It also limits the Company’s ability to incur additional liens, engage in sale-leaseback transactions, incur additional indebtedness and make investments, among other restrictions.

As of December 31, 2010, the Company was in compliance with all covenants under the Senior Secured Credit Facilities.

Indenture for the Diversey Senior Notes

The indenture for the Diversey Senior Notes of the Company restricts the Company’s ability and the ability of its restricted subsidiaries to, among other things, incur additional indebtedness; pay dividends on, redeem or repurchase capital stock; issue or allow any person to own preferred stock of restricted subsidiaries; in the case of non-guarantor subsidiaries, guarantee indebtedness without also guaranteeing the Diversey Senior Notes; in the case of restricted subsidiaries, create or permit to exist dividend or payment restrictions with respect to the Company; make investments; incur or permit to exist liens; enter into transactions with affiliates; merge, consolidate or amalgamate with another company; and transfer or sell assets.

As of December 31, 2010, the Company was in compliance with all covenants under the indenture for the Diversey Senior Notes.

Cross Defaults

The Company’s failure to comply with the terms of the Senior Secured Credit Facilities or the indenture for the Diversey Senior Notes or the Company’s inability to comply with financial ratio tests or other restrictions could result in an event of default under the indenture for the Diversey Senior Notes or the Senior Secured Credit Facilities. Additionally, a payment default or default that permits or results in the acceleration of indebtedness aggregating $45,000 or more, including, without limitation, indebtedness under the Senior Secured Credit Facilities, the indenture for the Diversey Senior Notes and indebtedness under the Company’s Receivables Facility, and foreign lines of credit, is also an event of default under the Senior Secured Credit Facilities, the indenture for the Diversey Senior Notes and the indenture for the Holdings Senior Notes (see Note 26). Further, specified defaults under the Senior Secured Credit Facilities and the indenture for the Diversey Senior Notes constitute defaults under the Company’s Receivables Facility, European Receivables Facility, some of the Company’s foreign lines of credit and the Company’s license agreements with SCJ. A default, if not cured or waived, may permit acceleration of the Company’s indebtedness or result in a termination of its license agreements.

7. Indebtedness and Credit Arrangements

Amendment to the Diversey Senior Secured Credit Facilities credit agreement. The Diversey Senior Secured Credit Facilities were amended in March 2011. This amendment reduced the interest rate payable with respect to the Term Loans, thereby reducing borrowing costs over the remaining life of the credit facilities. The spread on the U.S. dollar and Canadian dollar denominated borrowings was reduced from 325 basis points to 300 basis points, and the minimum LIBOR and BA floors were reduced from 2.00% to 1.00%. The spread on the euro denominated borrowing was reduced from 400 basis points to 350 basis points and the EURIBOR floor was reduced from 2.25% to 1.50%.

In addition, the amendment changed various financial covenants and credit limits to provide greater flexibility to operate the business. These changes include the ability to issue incremental term loan facilities and the ability to issue dividends to Holdings to fund cash interest payments on the Holdings Senior Notes.

In connection with the amendment and in accordance with ASC 470-50, Debt Modifications and Extinguishments, the Company capitalized $443 and expensed $2,363 in transaction fees paid to third parties and wrote-off $160 in previously unamortized discounts and capitalized debt issuance costs. These amounts are included in interest expense in the consolidated statements of operations for the nine months ended September 30, 2011. The effective interest rates on the Term loans were reduced from 5.70% – 6.91% to 4.19% – 5.40%.

In connection with the Company’s election to pay cash interest on the Holdings Senior Notes on November 15, 2011 and its expectation that future interest payments will be made in cash, the Company accelerated the amortization of unamortized discounts and capitalized debt issuance costs and recorded additional interest expense of $4,092, which is included in the consolidated statements of operations for the nine months ended September 30, 2011.

At September 30, 2011, the unamortized discount and debt issuance costs relating to the Company’s indebtedness were $18,309 and $53,919 respectively.

On October 3, 2011, in connection with the acquisition by Sealed Air, $1,489,597 of the Company’s existing indebtedness was paid off or defeased (see Note 21).

Restructuring Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Restructuring Liabilities

(14) Restructuring Liabilities

November 2005 Restructuring Program

On November 7, 2005, the Company announced a restructuring program (“November 2005 Plan”), which included redesigning the Company’s organizational structure, the closure of a number of manufacturing and other facilities, outsourcing the majority of information technology support worldwide, outsourcing certain financial services in Western Europe and a workforce reduction of approximately 15%. As of December 31, 2010, the Company has terminated 2,823 employees in the execution of this plan. Our November 2005 Plan activity is expected to continue through fiscal 2011, with the associated reserves expected to be substantially paid out through our restricted cash balance.

The activities associated with the November 2005 Plan for each of the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 were as follows:

	Employee- Related	Other	Total
Liability balances as of December 28, 2007	$44,068	$2,158	$46,226
Liability recorded as restructuring expense [1]	57,484	(193)	57,291
Cash paid [2]	(42,817)	(630)	(43,447)

Liability balances as of December 31, 2008	58,735	1,335	60,070
Liability recorded as restructuring expense	32,663	251	32,914
Cash paid [2]	(44,499)	(117)	(44,616)

Liability balances as of December 31, 2009	46,899	1,469	48,368
Net adjustments to restructuring liability	(2,209)	(68)	(2,277)
Cash paid [2]	(22,766)	(220)	(22,986)

Liability balances as of December 31, 2010	$21,924	$1,181	$23,105

[1]	Liability recorded as restructuring expense includes certain reclassification between Employee-Related and Other not affecting the total.

[2]	Cash paid includes the effects of foreign exchange and certain reclassifications between Employee-Related and Other not affecting the total.

In connection with the November 2005 Plan, the Company recorded long-lived asset impairment charges of $4,947, $802 and $6,347 in the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. The impairment charges are included in selling, general and administrative costs. Any additional impairment charges related to this plan are not anticipated to be significant.

Total plan-to-date expenses, net, associated with the November 2005 Plan, by reporting segment, are summarized as follows:

		Fiscal Year Ended
	Total Plan To-Date	December 31, 2010	December 31, 2009	December 31, 2008
Europe	$149,034	$(851)	$25,740	$32,196
Americas	41,132	(871)	(750)	13,459
Greater Asia Pacific	18,750	101	5,226	10,388
Other	25,473	(656)	2,698	1,248

	$234,389	$(2,277)	$32,914	$57,291

In December 2009 and December 2008, the Company transferred $27,404 and $49,463 of cash, respectively, to irrevocable trusts for the settlement of certain obligations associated with the November 2005 Restructuring Plan. The Company expects to utilize the majority of the remaining balance of these funds, $20,407 at December 31, 2010, classified as restricted cash in its consolidated balance sheet, by the end of fiscal 2011.

8. Restructuring Liabilities

November 2005 Restructuring Program

On November 7, 2005, the Company announced a restructuring program (“November 2005 Plan”), which included redesigning the Company’s organizational structure, the closure of a number of manufacturing and other facilities, outsourcing the majority of information technology support worldwide, outsourcing certain financial services in Western Europe and a workforce reduction of approximately 15%. As of September 30, 2011, the Company has terminated 2,901 employees in the execution of this plan. Our November 2005 Plan activity is expected to continue through fiscal 2011, with the associated reserves expected to be substantially paid out through cash that has been transferred to irrevocable trusts established for the settlement of these obligations. These trusts have a balance of $ 6,259 as of September 30, 2011 and are classified as restricted cash in the Company’s consolidated balance sheet.

The activities associated with the November 2005 Plan for the three and nine months ended September 30, 2011 were as follows:

	Employee- Related	Other	Total
Liability balances as of December 31, 2010	$21,924	$1,181	$23,105
Net adjustments to restructuring liability	(224)	—	(224)
Cash paid [1]	(3,564)	34	(3,530)

Liability balances as of April 1, 2011	$18,136	$1,215	$19,351
Net adjustments to restructuring liability	(946)	21	(925)
Cash paid [1]	(4,159)	(18)	(4,177)

Liability balances as of July 1, 2011	$13,031	$1,218	$14,249
Net adjustments to restructuring liability	(231)	(4)	(235)
Cash paid [1]	(4,050)	(39)	(4,089)

Liability balances as of September 30, 2011	$8,750	$1,175	$9,925

[1]	Cash paid includes the effects of foreign exchange.

The Company did not incur any long-lived asset impairment charges for the three and nine month periods ended September 30, 2011. In connection with the November 2005 Plan, the Company recorded long-lived asset impairment charges of $283 and $802 for the three and nine months ended October 1, 2010 respectively. The impairment charges are included in selling, general and administrative costs.

Total plan-to-date expense, net, associated with the November 2005 Plan, by reporting segment, is summarized as follows:

	Total Plan	Three Months Ended		Nine Months Ended
	To-Date	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Europe	$142,283	$902	$576	$(646)	$(1,001)
Americas	41,193	(320)	80	60	(537)
APAT	9,488	(4)	19	72	(25)
Japan	15,331	(64)	(218)	(107)	27
Other	24,712	(748)	(284)	(762)	(811)

	$233,007	$(234)	$173	$(1,383)	$(2,347)

Exit or Disposal Activities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Exit or Disposal Activities

(15) Exit or Disposal Activities

In June 2010, the Company announced plans to transition certain accounting functions in its corporate center and certain Americas locations to a third party provider. The Company expects to execute the plan between July 2010 and December 2011. The Company also affirmed its decision to cease manufacturing operations at Waxdale, its primary U.S. manufacturing facility, and to move some production to other locations in North America, as well as pursue contract manufacturing for a portion of its product lines. The timeline to transition out of Waxdale is not certain, but is expected to be largely completed during the first semester of fiscal 2012. In connection with these plans, the Company recognized liabilities of $5,972 for the involuntary termination of employees during the fiscal year ended December 31, 2010, most of which are associated with the Americas operating segment. In addition, the company recorded $3,035 of period costs associated with these activities. These expenses are included in selling, general and administrative expenses in the consolidated statements of operations.

9. Exit or Disposal Activities

In June 2010, the Company announced plans to transition certain accounting functions in its corporate center and certain Americas locations to a third party provider. The Company expects to execute the plan between July 2010 and December 2011. The Company also affirmed its decision to cease manufacturing operations at Waxdale, its primary U.S. manufacturing facility, and to move some production to other locations in North America, as well as pursue contract manufacturing for a portion of its product lines. The timeline to transition out of Waxdale is not certain, but is expected to be largely completed during the first semester of fiscal 2012. In connection with these plans, the Company recorded an original estimate of $5,972 for the involuntary termination of employees which was subsequently reduced by $98 and $700 during the three and nine months ended September 30, 2011, respectively. These costs are included in selling, general and administrative expenses in the consolidated statements of operations.

As of September 30, 2011, the Company carries a liability balance of $4,290 related to these involuntary terminations.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes

(17) Income Taxes

The provision for income taxes consists of an amount for taxes currently payable, an amount for tax consequences deferred to future periods and adjustments related to our consideration of uncertain tax positions, including interest and penalties. The Company records deferred income tax assets and liabilities reflecting future tax consequences attributable to tax net operating loss carryforwards, tax credit carryforwards and differences between the financial statement carrying value of assets and liabilities and the tax bases of those assets and liabilities. Deferred taxes are computed using enacted tax rates expected to apply in the year in which the differences are expected to affect taxable income. The effect on deferred income tax assets and liabilities of a change in tax rate is recognized in earnings in the period that includes the enactment date.

Income Tax Expense

The provision for income taxes for continuing operations was comprised of:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Current tax expense (benefit):
Federal	$6,568	$10,120	$6,822
State	336	(538)	29
Foreign	53,181	39,535	30,631
Deferred tax expense (benefit):
Federal	(1,749)	(12,156)	(4,513)
Foreign	7,597	25,208	18,329

	$65,933	$62,169	$51,298

A reconciliation of the difference between the statutory U.S. federal income tax expense (benefit) to the Company’s income tax expense for continuing operations is as follows:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Statutory U.S. federal income tax expense (benefit)	$38,159	$5,431	$(6,523)
State income tax expense (benefit), net of federal taxes	152	191	(588)
Effect of foreign operations	(6,116)	1,363	(587)
Nondeductible goodwill	—	—	4,990
Nondeductible expenses	9,023	10,562	3,979
Increase in valuation allowance	26,076	29,664	34,331
Increase (decrease) in foreign earnings deemed remitted	(3,340)	7,853	3,750
Increase in unrecognized tax benefits	2,472	8,977	11,884
Other	(493)	(1,872)	62

Income tax expense	$65,933	$62,169	$51,298

Deferred Income Tax Assets and Liabilities

The differences between the tax bases of assets and liabilities and their financial statement carrying value that give rise to significant portions of deferred income tax assets or liabilities include the following:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009
Deferred tax assets:
Employee benefits	$72,875	$87,918
Inventories	6,436	5,812
Accrued expenses	55,371	49,000
Net operating loss carryforwards	161,517	166,407
Other, net	226	6,720
Tangible assets	1,572	—
Foreign tax credits	166,256	144,328
Senior discounted notes	5,039	884
Valuation allowance	(382,416)	(350,217)

	$86,876	$110,852

Deferred tax liabilities:
Tangible assets	$—	$2,293
Intangible assets	121,405	117,023
Foreign earnings deemed remitted	55,297	62,560

	$176,702	$181,876

The valuation allowance at December 31, 2010 and December 31, 2009 was determined in accordance with the provisions of ASC Topic 740, Income Taxes. Based on the continued tax losses in the U.S. and certain foreign jurisdictions, the Company continued to conclude that it was not more likely than not that certain deferred tax assets would be fully realized. Accordingly, the Company recorded a charge for an additional U.S. valuation allowance of $36,165, $20,834 and $22,685 for continuing operations for the years ended December 31, 2010, 2009 and 2008, respectively, and the Company recorded a charge for additional valuation allowance for foreign subsidiaries of $8,830 and $11,647 for continuing operations for the fiscal years ended December 31, 2009 and 2008, respectively. Based on improved profitability in certain foreign jurisdictions in 2010, the Company concluded that it was more likely than not that certain deferred tax assets, which previously were offset by a valuation allowance, would be realized. Accordingly, the Company recorded income tax benefit for a net reduction in valuation allowance for foreign subsidiaries of $10,090 for continuing operations for the fiscal year ended December 31, 2010. The Company does not believe the valuation allowances recorded in fiscal years 2005 through 2010 are indicative of future cash tax expenditures.

As of December 31, 2010, the Company has foreign net operating loss carryforwards, as per the tax returns, totaling $306,650 that expire as follows: fiscal 2011 – $7,733; fiscal 2012 – $5,332; fiscal 2013 – $37,028; fiscal 2014 – $4,300; fiscal 2015 – $23,746; fiscal 2016 and beyond – $95,666; and no expiration – $132,845.

As of December 31, 2010, the Company has foreign tax credit carryforwards, as per the tax returns, totaling $121,844 that expire as follows: fiscal 2011 – $270; fiscal 2012 – $4,918; fiscal 2013 – $8,290; fiscal 2014 – $13,352; fiscal 2015 – $10,394; fiscal 2016 and beyond – $77,365; and no expiration – $7,255. The Company also has U.S. federal and state net operating loss carryforwards, as per the tax returns, totaling $182,338 and $786,539, respectively. The federal net operating loss carryforward expires as follows: 2025 – $44,136; 2027 – $52,407; 2028 – $22,913; 2029 – $43,356, and 2030 – $19,526. The state net operating loss carryforwards expire in various amounts over one to twenty years. In addition, the Company has U.S. charitable contribution carryforwards of $7,138 that expire in various amounts over one to five years. Valuation allowances of $382,416 and $350,217 as of December 31, 2010 and December 31, 2009, respectively, have been provided for deferred income tax benefits related to the foreign, federal and state loss carryforwards, tax credits, and other net deferred tax assets where it is not more likely than not that amounts would be fully realized.

As of December 31, 2010, the Company had gross unrecognized tax benefits for uncertain tax positions of $125,678, including positions impacting the timing of tax benefits, of which $44,632 if recognized, would favorably affect the effective income tax rate in future periods (after considering the impact of valuation allowances). The Company recognizes interest and penalties related to the underpayment of income taxes as a component of income tax expense. As of the end of the 2010 fiscal year, the Company had accrued interest and penalties of $19,262 related to unrecognized tax benefits, of which $1,946 was recorded as income tax expense during the fiscal year ended December 31, 2010.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. The Company has substantially completed tax audits for all U.S. federal income tax matters for years through 2006, although the U.S. income tax authorities could challenge the U.S. income tax losses carried forward to subsequent periods. The Company has generally concluded all other income tax matters globally for years through 2004.

The Company is currently under audit by various state and foreign tax authorities. The statute of limitations for tax assessments will expire in many jurisdictions during 2011. Based on the anticipated outcomes of these tax audits and the potential lapse of the statute of limitations in these jurisdictions, it is reasonably possible there could be a reduction of $19,596 in unrecognized tax benefits during 2011.

The following table represents a tabular reconciliation of total gross unrecognized tax benefits for the fiscal years ended December 31, 2009 and December 31, 2010:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009
Unrecognized tax benefits—beginning of year	$135,764	$121,707
Gross increases—tax positions in prior period	1,872	2,525
Gross decreases—tax positions in prior period	(4,888)	(1,763)
Gross increases—current-period tax positions	9,352	14,071
Settlements	(339)	—
Lapse of statute of limitations	(13,528)	(3,383)
Currency translation adjustment	(2,555)	2,607

Unrecognized tax benefits—end of year	$125,678	$135,764

Other Income Tax Information

Pretax income from foreign continuing operations was $205,940, $150,575 and $89,479, for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. Federal and state income taxes are provided on foreign subsidiary income distributed to or taxable in the U.S. during the year. As of December 31, 2010, federal and state taxes have not been provided for the repatriation of unremitted earnings of certain foreign subsidiaries, which are considered to be permanently reinvested. A determination of the unrecognized deferred tax liability associated with permanently reinvested foreign subsidiary earnings is not practicable.

10. Income Taxes

The Company reported an effective income tax rate of 58.4% on pre-tax income from continuing operations for the nine month period ended September 30, 2011. The effective income tax rate for the period exceeds the statutory income tax rate primarily as a result of increased valuation allowances against deferred tax assets in certain jurisdictions and increases in reserves for uncertain tax positions.

Other (Income) Expense, Net	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Other (Income) Expense, Net

(16) Other (Income) Expense, Net

The components of other (income) expense, net in the consolidated statements of operations, include the following:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Foreign currency (gain) loss	$3,898	$(18,835)	$18,127
Forward contracts (gain) loss	(2,523)	14,219	(12,521)
Hyperinflationary foreigncurrency (gain) loss	3,962	—	—
Other, net	(2,605)	(83)	65

	$2,732	$(4,699)	$5,671

11. Other (Income) Expense, Net

The components of other (income) expense, net in the consolidated statements of operations, include the following:

	Three Months Ended		Nine Months Ended
	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Foreign currency (gain) loss	$6,603	$(7,269)	$(1,310)	$1,706
Forward contracts (gain) loss	(6,276)	7,948	2,189	(767)
Hyperinflationary foreign currency (gain) loss	—	29	—	3,934
Other, net	(1,544)	(1,579)	(1,986)	(1,990)

	$(1,217)	$(871)	$(1,107)	$2,883

Defined Benefit Plans and Other Post-Employment Benefit Plans	12 Months Ended
Dec. 31, 2010
Defined Benefit Plans and Other Post-Employment Benefit Plans

12. Defined Benefit Plans and Other Post-Employment Benefit Plans

The components of net periodic benefit costs for the Company’s defined benefit pension plans and other post-employment benefit plans for the three and nine months ended September 30, 2011 and October 1, 2010, are as follows:

	Defined Pension Benefits
	Three Months Ended		Nine Months Ended
	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Service cost	$2,588	$2,380	$7,469	$7,076
Interest cost	8,914	8,310	26,622	25,270
Expected return on plan assets	(10,911)	(9,193)	(32,377)	(27,737)
Amortization of net loss	1,496	1,762	4,423	4,991
Amortization of transition obligation	48	44	143	155
Amortization of prior service (credit) cost	(683)	(613)	(1,992)	(1,370)
Curtailments, settlements and special termination benefits	—	(10,140)	894	(5,355)

Net periodic pension cost	$1,452	$(7,450)	$5,182	$3,030

	Other Post-Employment Benefits
	Three Months Ended		Nine Months Ended
	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Service cost	$314	$326	$941	$979
Interest cost	1,128	1,157	3,386	3,473
Amortization of net (gain) loss	(17)	(22)	(51)	(67)
Amortization of prior service credit	(51)	(51)	(154)	(153)

Net periodic benefit cost	$1,374	$1,410	$4,122	$4,232

The Company made contributions to its defined benefit pension plans of $5,277 and $9,258 during the three months ended September 30, 2011 and October 1, 2010, respectively; and $22,000 and $22,701 during the nine months ended September 30, 2011 and October 1, 2010, respectively.

In June 2011, the Company recognized a settlement of defined benefits to former U.S. employees resulting in a related loss of $894. The Company recorded this loss in selling, general and administrative expenses in the consolidated statement of operations.

In September 2010, the Company recognized a curtailment gain of $11,348 relating to the announced freezing of its pension plan in The Netherlands. The Company recorded this gain in selling, general, and administrative expenses in the consolidated statement of operations.

In June 2010, the Company recognized a settlement of defined benefits to former U.S. employees resulting in a related loss of $3,974. The Company recorded $1,996 of this loss as a component of discontinued operations, and $1,978 in selling, general and administrative expenses in the consolidated statement of operations. In September 2010, the Company recognized an additional loss of $1,080. The Company recorded $682 of this loss as a component of discontinued operations, and $398 in selling, general, and administrative expenses in the consolidated statement of operations.

In June 2010, the Company recognized a curtailment and settlement of defined benefits to former Japan employees, resulting in a related loss of $571. In September 2010, the Company recognized an additional loss of $128. The Company recorded these losses in selling, general and administrative expenses in the consolidated statement of operations.

In June 2010, the Company recognized a curtailment of defined benefits to former Ireland employees resulting in a related loss of $241. The Company recorded this loss in selling, general and administrative expenses in the consolidated statement of operations.

Financial Instruments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Financial Instruments

(13) Financial Instruments

The Company sells its products in more than 175 countries and approximately 83% of the Company's revenues are generated outside the United States. The Company's activities expose it to a variety of market risks, including the effects of changes in foreign currency exchange rates and interest rates. These financial risks are monitored and managed by the Company as an integral part of its overall risk management program.

The Company maintains a foreign currency risk management strategy that uses derivative instruments (foreign currency forward contracts) to protect its interests from fluctuations in earnings and cash flows caused by the volatility in currency exchange rates. Movements in foreign currency exchange rates pose a risk to the Company's operations and competitive position, since exchange rate changes may affect the profitability and cash flow of the Company, and business and/or pricing strategies of competitors.

Certain of the Company's foreign business unit sales and purchases are denominated in the customers’ or vendors’ local currency. The Company purchases foreign currency forward contracts as hedges of foreign currency denominated receivables and payables and as hedges of forecasted foreign currency denominated sales and purchases. These contracts are entered into to protect against the risk that the future dollar-net-cash inflows and outflows resulting from such sales, purchases, firm commitments or settlements will be adversely affected by changes in exchange rates.

At December 31, 2010 and December 31, 2009, the Company held 23 and 26 foreign currency forward contracts as hedges of foreign currency denominated receivables and payables with aggregate notional amounts of $163,092 and $236,934, respectively. Because the terms of such contracts are primarily less than three months, the Company did not elect hedge accounting treatment for these contracts. The Company records the changes in the fair value of those contracts within other (income) expense, net, in the consolidated statements of operations. Total net realized and unrealized (gains) losses recognized on these contracts were $(2,523), $14,219 and $(12,521) for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

As of December 31, 2010 and December 31, 2009, the Company held 194 and 100 foreign currency forward contracts as hedges of forecasted foreign currency denominated sales and purchases with aggregate notional amounts of $62,983 and $38,817, respectively. The maximum length of time over which the Company typically hedges cash flow exposures is twelve months. To the extent that these contracts are designated and qualify as cash flow hedging instruments, the effective portion of the gain or loss on the derivative instrument is recorded in other comprehensive income and reclassified as a component to net income (loss) in the same period or periods during which the hedged transaction affects earnings. Net unrealized losses on cash flow hedging instruments of $409 and $196 were included in accumulated other comprehensive income, net of tax, at December 31, 2010 and December 31, 2009, respectively. There was no ineffectiveness related to cash flow hedging instruments during the fiscal years ended December 31, 2010 or December 31, 2009. Unrealized gains and losses existing at December 31, 2010, which are expected to be reclassified into the consolidated statements of operations from other comprehensive income during fiscal year 2011, are not expected to be significant.

The Company was party to three interest rate swaps with expiration dates in May 2010. These swaps were purchased to hedge the Company’s floating interest rate exposure on term loan B with a final maturity of December 2011. Under the terms of these swaps, the Company paid fixed rates of 4.825%, 4.845% and 4.9% and received three-month LIBOR on the notional amount for the life of the swaps. All interest rate swaps were designated and qualified as cash flow hedging instruments and, therefore, the effective portion of the gain or loss on the derivative instrument was recorded in accumulated other comprehensive income and reclassified as a component to net income (loss) in the same period or periods during which the hedged exposure affected earnings. The net unrealized loss included in accumulated other comprehensive income, net of tax, was $6,496 for the year ended December 31, 2008. In conjunction with the Refinancing (see Note 26), which included the repayment of term loan B, the Company terminated these swaps and paid $3,188 to various counterparties. The payments were recognized as interest expense in the consolidated statements of operations for the fiscal year ended December 31, 2009.

13. Financial Instruments

The Company sells its products in more than 175 countries and approximately 85% of the Company’s revenues are generated outside the United States. The Company’s activities expose it to a variety of market risks, including the effects of changes in foreign currency exchange rates and interest rates. These financial risks are monitored and managed by the Company as an integral part of its overall risk management program.

The Company maintains a foreign currency risk management strategy that uses derivative instruments (foreign currency forward contracts) to protect its interests from fluctuations in earnings and cash flows caused by the volatility in currency exchange rates. Movements in foreign currency exchange rates pose a risk to the Company’s operations and competitive position, since exchange rate changes may affect the profitability and cash flow of the Company, and business and/or pricing strategies of competitors.

Certain of the Company’s foreign business unit sales and purchases are denominated in the customers’ or vendors’ local currency. The Company purchases foreign currency forward contracts as hedges of foreign currency denominated receivables and payables and as hedges of forecasted foreign currency denominated sales and purchases. These contracts are entered into to protect against the risk that the future dollar-net-cash inflows and outflows resulting from such sales, purchases, firm commitments or settlements will be adversely affected by changes in exchange rates.

At September 30, 2011 and December 31, 2010, the Company held 17 and 23 foreign currency forward contracts, respectively, as hedges of foreign currency denominated receivables and payables with an aggregate notional amount of $ 157,887 and $163,092, respectively. Because the terms of such contracts are primarily less than three months, the Company did not elect hedge accounting treatment for these contracts. The Company records the changes in the fair value of these contracts within other (income) expense, net, in the consolidated statements of operations. Total net realized and unrealized (gains) losses recognized were $(6,276) and $2,189 during the three and nine months ended September 30, 2011, respectively compared with such (gains) losses of $7,948 and $(767), respectively for the three and nine months ended October 1, 2010.

As of September 30, 2011 and December 31, 2010, the Company held 128 and 194 foreign currency forward contracts, respectively, as hedges of forecasted foreign currency denominated sales and purchases with an aggregate notional amount of $ 50,864 and $62,983, respectively. The maximum length of time over which the Company typically hedges cash flow exposures is twelve months. To the extent that these contracts are designated and qualify as cash flow hedging instruments, the effective portion of the gain or loss on the derivative instrument is recorded in other comprehensive income and reclassified as a component to net income (loss) in the same period or periods during which the hedged transaction affects earnings. Net unrealized (gain) loss on cash flow hedging instruments of $ (435) and $409 were included in accumulated other comprehensive income, net of tax, at September 30, 2011 and December 31, 2010, respectively. There was no ineffectiveness related to cash flow hedging instruments during the three and nine months ended September 30, 2011 and October 1, 2010, respectively. Unrealized gains and losses existing at September 30, 2011, which are expected to be reclassified into the consolidated statements of operations from other comprehensive income during the next year, are not expected to be significant.

At September 30, 2011 and December 31, 2010, the location and fair value amounts of derivative instruments were as follows:

	Asset Derivatives		Liability Derivatives
	September 30, 2011		September 30, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency forward contracts	Other current assets	$852	Accrued expenses	$333

Derivatives not designated as hedging instruments
Foreign currency forward contracts	Other current assets	1,148	Accrued expenses	750

Total Derivatives		$2,000		$1,083

	Asset Derivatives		Liability Derivatives
	December 31, 2010		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency forward contracts	Other current assets	$724	Accrued expenses	$1,316

Derivatives not designated as hedging instruments
Foreign currency forward contracts	Other current assets	1,293	Accrued expenses	669

Total Derivatives		$2,017		$1,985

The effect of derivative instruments on the Consolidated Financial Statements for the three and nine months ended September 30, 2011 and October 1, 2010, was as follows:

	Amount of (gain) loss recognized in OCI on derivatives (effective portion)		Amount of (gain) loss reclassified from accumulated OCI into income (effective portion)
Derivatives with cash flow hedging relationships	Three Months Ended September 30, 2011	Location of (gain) loss reclassified from accumulated OCI into income	Three Months Ended September 30, 2011
Foreign currency forward contracts	$(290)	Other (income) expense, net	$56

Derivatives with cash flow hedging relationships	Amount of (gain) loss recognized in OCI on derivatives (effective portion)	Location of (gain) loss reclassified from accumulated OCI into income	Amount of (gain) loss reclassified from accumulated OCI into income (effective portion)
	Three Months Ended October 1, 2010		Three Months Ended October 1, 2010
Foreign currency forward contracts	$(228)	Other (income) expense, net	$168

Derivatives with cash flow hedging relationships	Amount of (gain) loss recognized in OCI on derivatives (effective portion)	Location of (gain) loss reclassified from accumulated OCI into income	Amount of (gain) loss reclassified from accumulated OCI into income (effective portion)
	Nine Months Ended September 30, 2011		Nine Months Ended September 30, 2011
Foreign currency forward contracts	$(519)	Other (income) expense, net	$(577)

	Amount of (gain) loss recognized in OCI on derivatives (effective portion)	Location of (gain) loss reclassified from accumulated OCI into income	Amount of (gain) loss reclassified from accumulated OCI into income (effective portion)
Derivatives with cash flow hedging relationships	Nine Months Ended October 1, 2010		Nine Months Ended October 1, 2010
Foreign currency forward contracts	$178	Other (income) expense, net	$533

Defined Benefit Plans	9 Months Ended
Sep. 30, 2011
Defined Benefit Plans

(18) Defined Benefit Plans

Employees around the world participate in various local pension and other defined benefit plans. These plans provide benefits that are generally based on years of credited service and a percentage of the employee’s eligible compensation, either earned throughout that service or during the final years of employment. Some smaller plans also provide long-service payments.

Global Defined Benefit Pension Plans

The following table provides a summary of the changes in the Company’s plans’ benefit obligations, assets and funded status during fiscal years 2010 and 2009, and the amounts recognized in the consolidated balance sheets, in respect of those countries where the pension liabilities exceeded a certain threshold (approximately $5,000).

	Fiscal Year Ended
	December 31, 2010			December 31, 2009
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Change in benefit obligations:
Benefit obligation at beginning of period	$198,243	$72,686	$491,052	$198,939	$78,445	$446,443
Service cost	2,026	263	10,172	1,589	1,288	11,266
Interest cost	10,515	1,438	21,758	11,797	1,278	21,712
Plan participant contributions	422	—	3,154	356	—	3,674
Actuarial (gain) loss	7,752	1,150	(1,193)	8,555	1,165	26,624
Benefits paid	(22,018)	(5,511)	(15,717)	(18,740)	(7,653)	(16,199)
(Gain) loss due to exchange rate movements	2,816	9,698	(7,065)	6,793	(1,710)	20,694
Plan amendments	—	—	—	(11,046)	(45)	(1,668)
Curtailments, settlements andspecial termination benefits	—	(3)	(7,792)	—	(82)	(21,494)

Benefit obligation at end of period	$199,756	$79,721	$494,369	$198,243	$72,686	$491,052

Change in plan assets:
Fair value of plan assets at beginning of period	$175,026	$27,209	$397,708	$157,978	$28,745	$319,232
Actual return on plan assets	23,597	316	35,821	27,354	1,267	36,175
Employer contribution	4,701	5,360	27,726	2,559	5,470	36,590
Plan participant contributions	422	—	3,154	356	—	3,674
Benefits paid	(22,018)	(5,511)	(15,717)	(18,740)	(7,653)	(16,199)
Gain (loss) due to exchange rate movements	2,218	3,718	(4,285)	5,519	(620)	18,236

Fair value of plan assets at end of period	$183,946	$31,092	$444,407	$175,026	$27,209	$397,708

Net amount recognized:

Funded status	$(15,810)	$(48,629)	$(49,962)	$(23,216)	$(45,477)	$(93,344)

Net amount recognized in consolidated balance sheets consists of:
Noncurrent asset	$730	$—	$39,557	$—	$—	$21,832
Current liability	(295)	—	(2,699)	(420)	—	(2,925)
Noncurrent liability	(16,245)	(48,629)	(86,820)	(22,796)	(45,477)	(112,251)

Net amount recognized	$(15,810)	$(48,629)	$(49,962)	$(23,216)	$(45,477)	$(93,344)

Amounts recognized in accumulated other comprehensive income consist of:
Net actuarial (gain) loss	$60,052	$32,054	$46,047	$71,081	$29,331	$44,869
Prior service (credit) cost	(10,164)	(38)	(20,840)	(11,046)	(37)	(10,901)
Transition obligation	—	141	757	—	159	1,261

Total	$49,888	$32,157	$25,964	$60,035	$29,453	$35,229

Weighted average assumptions used to determine the benefit obligations at end of year were as follows:

	Fiscal Year Ended
	December 31, 2010			December 31, 2009
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Weighted-average discount rate	5.44%	1.68%	4.67%	5.75%	1.96%	4.72%
Weighted-average rate of in crease in future compensation levels	N/A	Scale	2.60%	4.24%	Scale	2.73%

Weighted-average inflation rate	N/A	0.50%	2.20%	2.50%	0.50%	2.19%

Adoption of ASC Topic 715

The Company adopted measurement date provisions of ASC Topic 715 at the beginning of fiscal year 2008, resulting in an increase in pension liabilities of $4,534, of which, $973 was recorded as part of retained earnings and $3,561 was recorded as part of accumulated other comprehensive income.

Curtailments, Settlements and Special Termination Benefits

During fiscal 2010, the Company recognized a net curtailment and settlement gain of $11,442 related primarily to the announced freezing of its pension plan in The Netherlands. The company recorded this gain in selling, general, and administrative expenses in the consolidated statements of operations.

During fiscal 2010, the Company recognized a settlement of defined benefits to former U.S. employees resulting in a related loss of $5,771. The Company recorded $2,858 of this loss as a component of discontinued operations, and $2,913 in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal 2010, the Company recognized a curtailment and settlement of defined benefits to former Japan employees, resulting in a related loss of $754. The Company recorded this loss in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal 2010, in connection with restructuring activities and changes in defined benefit plans in Austria, France, Ireland, Italy, Switzerland and Turkey, the Company recognized net curtailment and settlement gains of $997. The Company recorded the gain in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal year 2009, the Company recognized a settlement of defined benefits to former U.S. employees resulting in a related loss of $4,236. The Company recorded $1,863 of this loss as a component of discontinued operations, and $2,373 in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal year 2009, in association with restructuring activities, the Company recognized special termination losses of $1,020 related to SERA pension benefits in the United Kingdom. The Company recorded this loss in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal year 2009, the Company recognized a curtailment and settlement of defined benefits to former Japan employees, resulting in a related loss of $1,825. The Company recorded this loss in selling, general and administrative expenses in the consolidated statements of operations.

During fiscal year 2009, in connection with restructuring activities and changes in defined benefit plans in Austria, Germany, Ireland, Italy and Turkey, the Company recognized net curtailment and settlement gains of $4,199. The Company recorded the gain in selling, general and administrative expenses in the consolidated statements of operations.

The projected benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets at December 31, 2010 were as follows:

	December 31, 2010			December 31, 2009
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Projected benefit obligation	$64,851	$79,721	$360,488	$198,243	$72,686	$376,723
Fair value of plan assets	48,310	31,092	270,969	175,026	27,209	261,547

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets at December 31, 2010 and December 31, 2009 were as follows:

	December 31, 2010			December 31, 2009
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Projected benefit obligation	$64,851	$79,721	$257,997	$198,243	$72,686	$282,854
Accumulated benefit obligation	59,016	79,167	239,055	189,201	72,576	263,126
Fair value of plan assets	48,310	31,092	169,505	175,026	27,209	180,400

The components of net periodic benefit cost for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively, were as follows:

	Fiscal Year Ended
	December 31, 2010			December 31, 2009			December 28, 2008
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Service cost	$2,027	$263	$10,172	$1,589	$1,288	$11,266	$9,378	$1,240	$14,798
Interest cost	10,515	1,438	21,758	11,797	1,278	21,712	13,743	1,457	24,237
Expected return on plan assets	(12,918)	(984)	(23,606)	(12,271)	(915)	(21,243)	(16,326)	(1,035)	(26,056)
Amortization of net loss	3,081	2,248	2,687	3,447	2,412	2,962	2,795	1,878	(1,034)
Amortization of transition obligation	—	31	169	—	31	202	—	30	213
Amortization of prior service (credit) cost	(882)	(3)	(2,434)	—	5	(962)	(14)	5	(967)
Curtailments, settlements and special termination benefits	5,771	754	(12,439)	4,236	1,825	(3,179)	481	3,010	648

Net periodic pension (credit) cost	$7,594	$3,747	$(3,693)	$8,798	$5,924	$10,758	$10,057	$6,585	$11,839

Weighted average assumptions used to determine net periodic costs were as follows:

	Fiscal Year Ended
	December 31, 2010			December 31, 2009			December 31, 2008
	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans	North America Plans	Japan Plans	Rest of World Plans
Weighted-average discount rate	5.75%	1.96%	4.72%	6.18%	1.75%	4.76%	6.01%	2.05%	4.95%
Weighted-average rate of increase in future compensation levels	4.24%	scale	2.73%	4.32%	N/A	2.54%	4.25%	2.05%	2.84%
Weighted-average expected long-term rate of return on plan assets	7.83%	3.36%	6.16%	7.90%	3.19%	6.39%	7.90%	3.62%	6.45%

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the plan.

The amounts in accumulated other comprehensive income as of December 31, 2010, that are expected to be recognized as components of net periodic benefit cost during the next fiscal year, are as follows:

	North America Plans	Japan Plans	Rest of World Plans
Actuarial loss	$2,708	$2,036	$1,058
Prior service (credit)	(882)	(3)	(1,673)
Transition obligation	—	33	150

Expected pension benefit disbursements for each of the next five years and the five succeeding years are as follows:

	North America Plans	Japan Plans	Rest of World Plans
Year
2011	$17,635	$5,271	$16,683
2012	11,314	4,881	18,446
2013	11,930	5,275	21,662
2014	12,441	4,260	18,184
2015	12,624	5,254	19,765
Next five years thereafter	69,175	24,362	108,498

Defined Benefit Pension Plan Investments

Overall Investment Strategy

The Company’s overall investment strategy is to hold 1-2% of plan assets in cash to maintain liquidity to meet near-term benefit payments and invest the remaining 98% in a wide diversification of asset types, fund strategies and fund managers. The target allocations for invested plan assets are 40% equity securities, 50% fixed income securities, and 10% real estate/other types of investments. Equity securities are diversified across investment manager styles and objectives (i.e. value, growth) including investments in companies with both small to large capitalizations primarily located in the United States, Canada and Europe. Fixed income securities include readily marketable government issues and agency obligations, marketable corporate bonds and mortgage, asset, and government backed securities and guaranteed insurance contracts of companies from diversified industries primarily located in the United States, Canada, Japan and Europe. Other types of investments include investments in hedge funds, joint ventures and swaps that follow several different strategies.

Fair Value Measurements

Effective for fiscal years ending after December 15, 2009, the Company adopted ASC Topic 715-20, Employer's Disclosures about Postretirement Benefit Plan Assets. ASC Topic 715-20 establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC Topic 715-20 are described as follows:

Level 1—inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the plan has the ability to access.

Level 2—inputs to the valuation methodology include:

•	Quoted prices for similar assets or liabilities in active markets;

•	Quoted prices for identical or similar assets or liabilities in inactive markets;

•	Inputs other than quoted prices that are observable for the asset or liability;

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement

The asset or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Description of the valuation methods used for assets measured at fair value

Corporate bonds, government bonds and municipal bonds are valued using a bid evaluation, an estimated price at which a dealer would pay for a security (typically in an institutional round lot). These evaluations are based on quoted prices, if available, or proprietary models which pricing vendors establish for these purposes.

Guaranteed investment contracts and mortgage, asset or government backed securities are valued using a bid evaluation or a mid evaluation. A bid evaluation is an estimated price at which a dealer would pay for a security (typically in an institutional round lot). A mid evaluation is the average of the estimated price at which a dealer would sell a security and the estimated price at which a dealer would pay for a security (typically in an institutional round lot). Often times these evaluations are based on proprietary models which pricing vendors establish for these purposes.

Equities are valued at the closing price reported on the active market on which the individual securities are traded.

Hedge funds and joint venture interests are valued at the net asset value using information from investment managers.

Swaps are valued using a mid evaluation, or the average of the estimated price at which a dealer would sell a security and the estimated price at which a dealer would pay for a security (typically in an institutional round lot). Often times these evaluations are based on proprietary models which pricing vendors establish for these purposes.

Real estate is valued at the net asset value using information from investment managers.

Real estate investment trusts are valued at the closing price reported on the active market on which the investments are traded.

The preceding methods described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the investments of the pension assets at fair value, as of December 31, 2010:

	North America				Japan				Rest of the World
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Fixed Income
Government & Municipal Bonds	$—	$33,130	$—	$33,130	$—	$3,065	$—	$3,065	$—	$53,440	$—	$53,440
US Corporate Bonds	—	22,818	—	22,818	—	93	—	93	—	3,693	—	3,693
Canadian Corporate Bonds	—	17,082	—	17,082	—	—	—	—	—	80	—	80
Eurozone Corporate Bonds	—	2,865	—	2,865	—	—	—	—	—	72,309	—	72,309
UK Corporate Bonds	—	1,912	—	1,912	—	—	—	—	—	24,407	—	24,407
Swiss Corporate Bonds	—	—	—	—	—	—	—	—	—	32,298	—	32,298
Other Corporate Bonds	—	2,731	—	2,731	—	138	—	138	—	17,376	—	17,376
GICs / Mortgage, Asset or Govt
Backed Securities	—	1,483	—	1,483	—	17,929	—	17,929	—	603	—	603

Equities
US Equities	26,837	14,212	—	41,049	2,272	—	—	2,272	53,576	—	—	53,576
Canadian Equities	198	22,301	—	22,499	246	—	—	246	1,723	—	—	1,723
Eurozone Equities	761	—	—	761	708	—	—	708	28,293	—	—	28,293
UK Equities	676	—	—	676	460	—	—	460	15,684	—	—	15,684
Swiss Equities	370	—	—	370	186	—	—	186	18,472	—	—	18,472
Other Equities	16,607	7,817	—	24,424	5,032	—	—	5,032	48,918	—	—	48,918

Other
Hedge Funds/Joint Venture
Interests/Swaps	—	—	516	516	—	—	—	—	1,122	7,408	15,287	23,817

Real Estate
Real Estate Interests	—	—	4,795	4,795	—	—	—	—	—	519	16,804	17,323
Real Estate Investment Trusts	—	—	—	—	—	61	—	61	20,858	3,773	69	24,700

Cash
Cash/Cash Equivalents	6,835	—	—	6,835	902	—	—	902	7,695	—	—	7,695

Total Investments	$52,284	$126,351	$5,311	$183,946	$9,806	$21,286	$—	$31,092	$196,341	$215,906	$32,160	$444,407

The following table sets forth a summary of changes in the fair value of the Level 3 pension assets for the year ending December 31, 2010:

	North America				Japan				Rest of World
	Corporate Bonds	Hedge / Joint Venture	Real Estate / Other	Total	Corporate Bonds	Hedge / Joint Venture	Real Estate /Other	Total	Corporate Bonds	Hedge/ Joint Venture	Real Estate/Other	Total
Balance, beginning of year	$655	$650	$5,853	$7,158	$—	$—	$—	$—	$—	$13,554	$17,177	$30,731
Gains/(Losses) due to exchange rate movements	—	—	—	—	—	—	—	—	—	(561)	(1,090)	(1,651)
Gains/(Losses) on assets sold during the year	—	—	—	—	—	—	—	—	—	—	—	—
Gains/(Losses) on assets still held at end of year	—	(70)	1,488	1,418	—	—	—	—	—	2,040	105	2,145
Purchases, sales, issuance, and settlements	—	(64)	(2,600)	(2,664)	—	—	—	—	—	177	657	834
Transfers in and/or out of Level 3	(655)	—	54	(601)	—	—	—	—	—	77	24	101

Balance, end of year	$—	$516	$4,795	$5,311	$—	$—	$—	$—	$—	$15,287	$16,873	$32,160

The following table sets forth by level, within the fair value hierarchy, the investments of the pension assets at fair value, as of December 31, 2009:

	North America				Japan				Rest of the World
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Fixed Income

Government & Municipal Bonds	$—	$24,229	$—	$24,229	$—	$3,215	$—	$3,215	$—	$99,009	$—	$99,009
US Corporate Bonds	—	23,554	—	23,554	—	—	—	—	—	6,381	—	6,381
Canadian Corporate Bonds	—	14,690	—	14,690	—	—	—	—	—	256	—	256
Eurozone Corporate Bonds	—	2,646	655	3,301	—	—	—	—	—	33,503	—	33,503
UK Corporate Bonds	—	2,624	—	2,624	—	—	—	—	—	8,351	—	8,351
Swiss Corporate Bonds	—	—	—	—	—	—	—	—	—	27,425	—	27,425
Other Corporate Bonds	—	2,443	—	2,443	—	317	—	317	—	3,854	—	3,854
GICs / Mortgage, Asset or Govt
Backed Securities	—	6,549	—	6,549	—	14,117	—	14,117	—	501	—	501

Equities
US Equities	26,771	19,116	—	45,887	2,118	—	—	2,118	52,901	—	—	52,901
Canadian Equities	491	14,616	—	15,107	211	—	—	211	2,532	—	—	2,532
Eurozone Equities	663	—	—	663	772	—	—	772	26,539	—	—	26,539
UK Equities	585	—	—	585	438	—	—	438	20,912	—	—	20,912
Swiss Equities	457	—	—	457	158	—	—	158	17,775	—	—	17,775
Other Equities	17,170	6,594	—	23,764	5,399	—	—	5,399	31,387	—	—	31,387

Other
Hedge Funds/Joint Venture
Interests/Swaps	—	609	650	1,259	—	—	—	—	57	7,459	13,554	21,070
Real Estate				—				—				—
Real Estate Interests	—	—	5,853	5,853	—	—	—	—	—	436	17,177	17,613
Real Estate Investment Trusts	—	—	—	—	—	64	—	64	17,687	3,734	—	21,421

Cash				—				—				—
Cash/Cash Equivalents	4,057	4	—	4,061	400	—	—	400	6,278	—	—	6,278

Total Investments	$50,194	$117,674	$7,158	$175,026	$9,496	$17,713	$—	$27,209	$176,068	$190,909	$30,731	$397,708

The following table sets forth a summary of changes in the fair value of the Level 3 pension assets for the year ending December 31, 2009:

	North America				Japan				Rest of World
	Corporate Bonds	Hedge /Joint Venture	Real Estate /Other	Total	Corporate Bonds	Hedge /Joint Venture	Real Estate /Other	Total	Corporate Bonds	Hedge / Joint Venture	Real Estate /Other	Total
Balance, beginning of year	$241	$816	$3,151	$4,208	$—	$—	$—	$—	$—	$969	$21,056	$22,025
Gains/(Losses) on assets sold	—	—	—	—	—	—	—	—	—	—	—	—
Gains/(Losses) on assets stillheld at end of year	16	(146)	628	498	—	—	—	—	—	(573)	(4,306)	(4,879)
Purchases, sales, issuance, and settlements	639	(20)	2,074	2,693	—	—	—	—	—	13,158	427	13,585
Transfers in and/or out of Level	(241)	—	—	(241)	—	—	—	—	—	—	—	—

Balance, end of year	$655	$650	$5,853	$7,158	$—	$—	$—	$—	$—	$13,554	$17,177	$30,731

Long-Term Rate of Return Assumptions

The expected long-term rate of return assumptions were chosen from the range of likely results of compound average annual returns over a long-term time horizon. Historical returns and volatilities are modeled to determine the final asset allocations that best meet the objectives of asset/liability studies. These asset allocations, when viewed over a long-term historical view of the capital markets, yield an expected return on assets as follows:

North America	Expected Return
Canada	7.25%
United States	7.50%

Japan
Japan	3.41%

Rest of World
Austria	7.86%
Belgium	6.25%
Germany	5.25%
Ireland	7.00%
Netherlands	6.25%
Switzerland	5.00%
United Kingdom	7.39%

Other Post-Employment Benefits	9 Months Ended
Sep. 30, 2011
Other Post-Employment Benefits

(19) Other Post-Employment Benefits

In addition to providing pension benefits, the Company provides for a portion of healthcare, dental, vision and life insurance benefits for certain retired employees, primarily at its North American segment. Covered employees retiring from the Company on or after attaining age 50 and who have rendered at least ten years of service to the Company are entitled to post-retirement healthcare, dental and life insurance benefits. These benefits are subject to deductibles, co-payment provisions and other limitations. Contributions made by the Company, net of Medicare Part D subsidies received in the U.S., are reported below as benefits paid. The Company may change or terminate the benefits at any time. The Company has elected to amortize the transition obligation over a 20-year period. The status of these plans, including a reconciliation of benefit obligations, a reconciliation of plan assets and the funded status of the plans follows:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009
Change in benefit obligations:
Benefit obligation at beginning of period	$80,421	$82,881
Service cost	1,306	1,723
Interest cost	4,632	5,051
Plan participants’ contributions	1,371	1,979
Actuarial (gain)	(2,140)	(5,044)
Benefits paid	(5,640)	(6,486)
Loss due to exchange rate movements	36	317

Benefit obligation at end of period	$79,986	$80,421

Change in plan assets:
Fair value of plan assets at beginning of period	$—	$—
Employer contribution	4,269	4,507
Plan participants’ contribution	1,371	1,979
Benefits paid	(5,640)	(6,486)

Fair value of plan assets at end of period	$—	$—

Net amount recognized:

Funded status	$(79,986)	$(80,421)

Net amount recognized in consolidated balance sheets consists of:
Current liability	$(4,998)	$(4,818)
Noncurrent liability	(74,988)	(75,603)

Net amount recognized	$(79,986)	$(80,421)

Amounts recognized in accumulated other comprehensive income consist of:
Net actuarial loss	$2,681	$4,783
Prior service credit	(1,938)	(2,128)

Total	$743	$2,655

The accumulated post-retirement benefit obligations were determined using a weighted-average discount rate of 5.43% and 5.84% at December 31, 2010 and December 31, 2009, respectively. The components of net periodic benefit cost for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 were as follows:

	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Service cost	$1,306	$1,723	$1,940
Interest cost	4,632	5,051	5,230
Amortization of net loss	(89)	76	189
Amortization of prior service credit	(204)	(201)	(185)
Curtailments, settlements and special termination benefits	—	—	150

Net periodic benefit cost	$5,645	$6,649	$7,324

The amounts in accumulated other comprehensive income as of December 31, 2010, that are expected to be recognized as components of net periodic benefit cost during the next fiscal year, are as follows:

Actuarial (gain) loss	$(67)
Prior service (credit) cost	(205)
Transition (asset) obligation	—

Adoption of ASC Topic 715

The Company adopted the measurement date provisions of ASC Topic 715 at the beginning of fiscal year 2008, resulting in a decrease in post-employment liabilities of $444, of which, $1,173 decreased retained earnings and $1,617 increased accumulated other comprehensive income.

Healthcare Cost Trend Rates

For the fiscal year ended December 31, 2010, healthcare cost trend rates were assumed to be 4% for international plans, and for U.S. plans 8% for 2010 then downgrading to 5% by 2016. In Canada, the Company used 9.0% in 2010, downgraded to 5% by 2018. For the fiscal year ended December 31, 2009, healthcare cost trend rates were assumed to be 4% for international plans, and for U.S. plans 8% for 2009, then downgrading to 5% in 2013. For Canada, we assumed 9.5% in 2009 and downgraded to 5% by 2018. The assumed healthcare cost trend rate has a significant effect on the amounts reported for the healthcare plans. A one percentage point change on assumed healthcare cost trend rates would have the following effect for the fiscal year ended December 31, 2010:

	One Percentage Point Increase	One Percentage Point Decrease
Effect on total of service and interest cost components	$478	$(433)
Effect on post-retirement benefit obligation	6,211	(5,615)

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the plan.

Expected post-retirement benefits (net of Medicare Part D subsidies) for each of the next five years and succeeding five years are as follows:

Year
2011	$4,998
2012	5,114
2013	5,245
2014	5,540
2015	5,426
Next five years thereafter	28,625

Other Employee Benefit Plans	9 Months Ended
Sep. 30, 2011
Other Employee Benefit Plans

(20) Other Employee Benefit Plans

Discretionary Profit-Sharing Plan

The Company has a discretionary profit-sharing plan covering certain employees. Under the plan, the Company expensed $6,984, $6,611 and $5,117 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Defined Contribution Plans

The Company has various defined contribution benefit plans which cover certain employees. The Company has expanded use of such plans in select countries where they have been used to supplement or replace defined benefit plans.

In the Company’s U.S. operations, participants can make voluntary contributions in accordance with the provisions of their respective plan, which includes a 40l(k) tax-deferred option. The Company provides matching contributions for these plans. In addition, during fiscal year 2009, the Company began contributing a defined amount based on a percentage of each employee’s earnings in the U.S. This defined contribution plan replaced the previous Cash Balance Pension Plan in the United States. In association with these plans, the Company expensed $10,643 and $10,703 during the fiscal years ended December 31, 2010 and December 31, 2009, respectively. The Company’s other operating segments expensed $14,894 and $8,185 related to defined contribution plans during the fiscal years ended December 31, 2010 and December 31, 2009, respectively.

Fair Value Measurements of Financial Instruments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements of Financial Instruments

(21) Fair Value of Financial Instruments

The Company adopted ASC Topic 820 at the beginning of fiscal year 2008 for all financial assets and liabilities and nonfinancial assets and liabilities that are measured at least annually. To increase the consistency and comparability in fair value measurements and related disclosures, ASC Topic 820 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels:

Level 1 –	Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2 –	Observable prices that are based on inputs not quoted in active markets, but corroborated by market data.

Level 3 –	Unobservable inputs for which there is little or no market data available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The following fair value hierarchy table presents information regarding assets and liabilities that are measured at fair value on a recurring basis:

	Balance at December 31, 2010	Level 1	Level 2	Level 3
Assets:
Foreign currency forward contracts	$2,017	$—	$2,017	$—

Liabilities:
Foreign currency forward contracts	$1,985	$—	$1,985	$—

The book values and estimated fair values of financial instruments that are not carried at fair value are reflected below:

	December 31, 2010		December 31, 2009
	Book Value	Fair Value	Book Value	Fair Value
Short-term borrowings	$24,205	$24,205	$27,661	$27,661
Current portion of long term borrowings	9,498	9,569	9,811	9,885
Long-term borrowings	1,445,678	1,531,782	1,593,697	1,637,838

The fair values of long-term borrowings, including current portion, were estimated using quoted market prices and therefore represent Level 2 fair value. The book values of short-term borrowings approximate fair value due to the short-term nature of the lines of credit (see Note 12).

The fair values of the Company’s financial instruments, including cash and cash equivalents, trade receivables and trade payables, approximate their respective book values.

14. Fair Value Measurements of Financial Instruments

Financial instruments measured at fair value on a recurring basis as of September 30, 2011 and December 31, 2010 were as follows:

	Balance at September 30, 2011	Level 1	Level 2	Level 3
Assets:
Foreign currency forward contracts	$2,000	$—	$2,000	$—

Liabilities:
Foreign currency forward contracts	$1,083	$—	$1,083	$—

	Balance at December 31, 2010	Level 1	Level 2	Level 3
Assets:
Foreign currency forward contracts	$2,017	$—	$2,017	$—

Liabilities:
Foreign currency forward contracts	$1,985	$—	$1,985	$—

The Company primarily uses readily observable market data in conjunction with globally accepted valuation model software when valuing its financial instruments portfolio and, consequently, the Company designates all financial instruments as Level 2. Under ASC Topic 820, Fair Value Measurements and Disclosures, there are three levels of inputs that may be used to measure fair value. Level 2 is defined as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2010
Comprehensive Income (Loss)

15. Comprehensive Income (Loss)

Comprehensive income (loss) for the three and nine months ended September 30, 2011 and October 1, 2010 are as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Net income	$14,397	$33,360	$40,294	$38,922
Foreign currency translation adjustments	(94,269)	93,973	(25,959)	17,755
Adjustments to pension and post- retirement liabilities, net of tax	2,351	(7,971)	(230)	(10,900)
Unrealized gains on derivatives, net of tax	278	132	844	88

Total comprehensive income (loss)	$(77,243)	$119,494	$14,949	$45,865

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock-Based Compensation

(22) Stock-Based Compensation

Cash-Based Long-Term Incentive Program

The Company has a Long-Term Incentive Program (“LTIP”) that provides for the accumulation of long-term cash awards based on three-year financial performance periods. The awards are earned through service. Compensation expense related to the services rendered was $5,393, $22,956 and $17,996 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. Payments to be made to employees under this long-term incentive program in 2011of $7,078 are recorded as a current obligation, while payments expected in future periods of $5,455 are recorded as a long-term obligation in the Company’s December 31, 2010 consolidated balance sheet.

Adoption of a New Stock-Based Long-Term Incentive Plan

During fiscal year 2010, the Company approved a new Stock Incentive Plan (“SIP”), which replaced the LTIP for the officers and most senior managers of the Company. The SIP provides for the purchase or award of new class B common stock of the Company (“Shares”) and options to purchase new Shares representing in the aggregate up to 12% of the outstanding common stock of the Company.

During fiscal year 2010, pursuant to the SIP, the Company completed an equity offering of 1,448,471 Shares at $10 per share, and issued 2,907,175 matching options to key employees to purchase Shares pursuant to a matching formula, at an exercise price of between $10 and $12.60 per share, with a contractual term of ten years. The matching options are subject to a vesting period of four years. The Company later sold an additional 3,333 Shares at $12.00 per share to an additional participant, with no matching options. The Company later repurchased 65,000 Shares at $12.60 per share primarily relating to two separated employees. In conjunction with these departures, 256,875 matching options were forfeited.

Pursuant to the SIP, participating employees were granted 2,982,002 Deferred Share Units (“DSUs” as defined in the SIP), and 7,879,381 matching options, both of which represent rights to Shares in the future subject to the satisfaction of certain service and performance conditions. The DSUs included 1,447,890 units related to the conversion of LTIP awards that had been earned but were not yet vested at adoption of the SIP. The conversion resulted in the reclassification of $14,479 from other liabilities to due from parent, as these awards are expected to be settled in shares rather than in cash. The DSUs have a grant-date fair value of $10 per share and the matching options have an exercise price of between $10 and $12.35 per share, with a contractual term of ten years. The DSUs and matching options are subject to vesting periods of one to two years and three to four years, respectively. As a result of employee departures, 283,895 DSUs and 800,845 matching options were forfeited.

The grant-date fair value of SIP matching option awards was estimated using the Black-Scholes option-pricing model and assumed the following:

2010
Expected term of option (in years)	5.00
Expected volatility factor	34.51%
Expected dividend yield	0.00%
Risk-free interest rate	2.37%

In determining a five-year expected term, the Company used management’s best estimate of the time period to potential liquidity activity. Expected volatility is based on the median monthly volatility of peer companies measured over a five-year period corresponding to the expected term of the option. The expected dividend yield is 0% based on the Company’s expectation that no dividends will be paid during the expected term of the option. The risk-free interest rate is based on the U.S. five-year treasury constant maturity at the time of grant for the expected term of the option.

The following table summarizes the stock option activity during fiscal 2010:

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	—	$—
Granted	10,786,556	10.02
Exercised	—	—
Forfeited or expired	(1,057,720)	10.00

Outstanding at December 31, 2010	9,728,836	$10.02	9	$34,853

Exercisable at December 31, 2010	—	N/A	N/A	N/A

The weighted-average grant-date fair value of options granted during 2010 was $3.43.

The following table summarizes DSU activity during fiscal 2010:

	Number of DSUs	Weighted- Average Grant-Date Fair Value
Nonvested DSUs at January 1, 2010	—	$—
Granted	2,982,002	10.00
Vested	—	—
Forfeited	(283,895)	10.00

Nonvested DSUs at December 31, 2010	2,698,107	$10.00

The Company recognizes the cost of employee services in exchange for awards of Holdings’ equity instruments based on the grant-date fair value of those awards. That cost, based on the estimated number of awards that are expected to vest, is recognized on a straight-line basis over the period during which the employee is required to provide the service in exchange for the award. No compensation cost is recognized for awards for which the employees do not render the requisite service. The grant-date fair value of SIP matching options is estimated using the Black-Scholes valuation model. The grant-date fair value of SIP DSUs is equal to the purchase price of the equity offering pursuant to which the SIP DSUs were granted, as determined by the Board of Directors based on a third-party valuation.

As of December 31, 2010, there was $23,120 of unrecognized compensation cost related to DSUs and nonvested option compensation arrangements that is expected to be recognized as a charge to earnings over a weighted-average period of five years.

In conjunction with the approval of the SIP, the Company changed the LTIP from being measured on operational performance to stock appreciation for grants beginning in 2010. The new program provides for cash awards based on stock appreciation rights (“SARs”) and includes the managers of the Company who participated in the LTIP but are not subject to the SIP. SARs have no effect on shares outstanding as appreciation awards are paid in cash and not in common stock. The Company accounts for SARs as liability awards in which the pro-rata portion of the awards’ fair value is recognized as expense over the vesting period, which approximates three years.

Stock-based compensation cost charged to earnings for all equity compensation plans discussed above was $12,771 for the period ended December 31, 2010, and is recorded as part of selling, general and administrative expenses in the consolidated statements of operations. The total income tax benefit recognized in the consolidated statements of operations related to equity compensation plans was $1,565 for the period ended December 31, 2010.

During fiscal year 2010, the Company approved the Holdings’ Director Stock Incentive Plan (“DIP”), which provides for the sale of Shares to certain non-employee directors of the Company, as well as the grant to these individuals of DSUs in lieu of receiving cash compensation for their services as a member of the Company’s Board of Directors. Pursuant to the DIP, the Company completed an equity offering of 85,000 Shares at $10 per share, and 29,167 Shares at $12 per share, to certain directors. The Company later repurchased 10,000 Shares at $12.35 per Share following the departure of a director.

Total compensation costs associated with the DIP were $387 for the period ended December 31, 2010, which are recorded as part of selling, general and administrative expenses in the consolidated statements of operations.

The following table summarizes the Director DSU activity during fiscal 2010:

	Number of DSUs	Weighted- Average Grant-Date Fair Value
Nonvested Director DSUs at January 1, 2010	—	$—
Granted	58,229	10.28
Vested	—	—
3Forfeited	(12,500)	10.00

Nonvested Director DSUs at December 31, 2010	45,729	$10.36

Class B shares and equity awards subject to contingent redemption features

The Company’s SIP and DIP programs are subject to a contingent redemption feature relating to any potential future change in control of the Company. Among other provisions, this feature provides for the cash settlement of Shares and DSUs at fair value as of the date of the change in control. As the Company does not deem such redemption event as currently probable, applicable accounting guidance requires recognition of Shares and earned DSUs as mezzanine equity, which the Company has presented as Class B shares and equity awards subject to contingent redemption on its consolidated balance sheets. Additionally, as the contingent redemption is not currently probable the carrying amount has not been adjusted to the expected redemption amount.

At December 31, 2010, the Company’s mezzanine equity consisted of $14,479 related to DSUs associated with the conversion of the LTIP, $6,418 related to DSUs that were earned during 2010, $13,874 related to the SIP equity offering and $1,100 related to the DIP equity offering.

16. Stock-Based Compensation

Stock Incentive Plan

The Company maintains a Stock Incentive Plan (“SIP”) for the officers and most senior managers of the Company. The SIP provides for the purchase or award of new class B common stock of Holdings (“Shares”) and options to purchase new Shares representing in the aggregate up to 12% of the outstanding common stock of Holdings.

During the nine months ended September 30, 2011, pursuant to the SIP, participants purchased 4,410 Shares in Holdings at $13.60 per share, and were awarded 11,759 matching options to purchase Shares pursuant to a matching formula, at an exercise price of $13.60 per share, with a contractual term of ten years. The matching options are subject to a vesting period of four years. In addition, the Company repurchased 27,500 Shares at $13.60 per share, and 213 Shares at $26.37 per share, relating to separated employees. In conjunction with these departures, 153,000 matching options were forfeited. Also during this time period, 1,000 vested options were exercised at an exercise price of $10.00 per share.

During the nine months ended September 30, 2011, pursuant to the SIP, 1,251,478 Deferred Share Units (“DSUs” as defined in the SIP) granted in 2010 vested. 186,823 of these vested DSUs were redeemed for cash by the participants to pay all or a portion of their required withholding tax liability, and therefore were not converted into Shares. As a result of this redemption for cash, 627,099 matching options were forfeited. In addition, as a result of the departure of certain employees, 51,374 DSUs and 646,652 matching options were forfeited. Upon the closing of the Merger as discussed in Note 21, 548,473 of these options will be reinstated and accelerated pursuant to the terms of the Merger Agreement. As this event is solely contingent on the Merger closing, no compensation expense has been recognized for these options. For purposes of retention, 22,059 additional DSUs were granted to two participants, with no matching options. These DSUs have a weighted-average grant-date fair value of $13.83, and are subject to vesting periods of two to three years.

The following table summarizes the stock option activity during the nine months ended September 30, 2011:

	Number of Options	Exercise Price per Option[1]	Remaining Contractual Term[1] (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2011	9,728,836	$10.02
Granted	11,759	13.60
Exercised	(1,000)	10.00
Forfeited	(1,273,751)	10.00

Outstanding at September 30, 2011	8,465,844	$10.03	8.25	$122,626

Exercisable at September 30, 2011	647,513	$10.01	8.25	$9,392

[1]	Weighted-average

The weighted-average grant-date fair value of all outstanding options at September 30, 2011 is $3.43.

The following table summarizes DSU activity during the nine months ended September 30, 2011:

	Number of DSUs	Weighted-Average Grant-Date Fair Value
Nonvested DSUs at January 1, 2011	2,698,107	$10.00
Granted	22,059	13.83
Vested	(1,251,478)	10.00
Forfeited	(51,374)	10.00

Nonvested DSUs at September 30, 2011	1,417,314	$10.06

At September 30, 2011, there was $12,943 of unrecognized compensation cost related to DSUs and non-vested option compensation arrangements that is expected to be recognized as a charge to earnings over a weighted-average period of five years.

Director Stock Incentive Plan

The Company maintains a Director Stock Incentive Plan (“DIP”), which provides for the sale of Shares to certain non-employee directors of the Company, as well as the grant to these individuals of DSUs in lieu of receiving cash compensation for their services as a member of the Company’s Board of Directors.

The following table summarizes the Director DSU activity during the nine months ended September 30, 2011:

	Number of DSUs	Weighted-Average Grant-Date Fair Value
Nonvested Director DSUs at January 1, 2011	45,729	$10.36
Granted	51,291	13.60
Vested	(45,729)	10.36

Nonvested Director DSUs at September 30, 2011	51,291	$13.60

Compensation expenses related to the SIP and DIP were $2,499 and $3,792 for the three months ended September 30, 2011 and October 1, 2010, respectively; and $8,672 and $11,076 for the nine months ended September 30, 2011 and October 1, 2010, respectively. These expenses are recorded as part of selling, general and administrative expenses in the consolidated statements of operations.

Stock Appreciation Rights Plan

The Company also maintains an incentive program for certain managers of the Company who are not in the SIP, which provides for cash awards based on stock appreciation rights (“SARs”). SARs have no effect on shares outstanding as appreciation awards are paid in cash and not in common stock. The Company accounts for SARs as liability awards in which the pro-rata portion of the awards’ fair value is recognized as expense over the vesting period, which approximates three years.

Compensation expenses related to the SARs plan were ($867) and $188 for the three months ended September 30, 2011 and October 1, 2010, respectively; and $3,298 and $592 for the nine months ended September 30, 2011 and October 1, 2010, respectively. These expenses are recorded as part of selling, general and administrative expenses in the consolidated statements of operations.

Class B shares and equity awards subject to contingent redemption

The Company’s SIP and DIP programs are subject to a contingent redemption feature relating to any potential future change in control of the Company. Among other provisions, this feature provides for the cash settlement of Shares and DSUs at fair value as of the date of the change in control. Until the change in control occurs (see Note 21), applicable accounting guidance requires recognition of Shares and earned DSUs as mezzanine equity, which the Company has presented as Class B shares and equity awards subject to contingent redemption on its consolidated balance sheets.

At September 30, 2011, the Company’s mezzanine equity consisted of $22,857 related to DSUs, $13,668 related to the SIP equity offering and $1,100 related to the DIP equity offering.

Lease Commitments	9 Months Ended
Sep. 30, 2011
Lease Commitments

(23) Lease Commitments

The Company leases certain plant, office and warehouse space as well as machinery, vehicles, data processing and other equipment under long-term, noncancelable operating leases. Certain of the leases have renewal options at reduced rates and provisions requiring the Company to pay maintenance, property taxes and insurance. Generally, all rental payments are fixed. At December 31, 2010, the future payments for all operating leases with remaining lease terms in excess of one year in each of the next five fiscal years and thereafter were as follows:

Year
2011	$56,159
2012	37,504
2013	24,959
2014	14,611
2015	10,318
Thereafter	26,029
$169,580

Total rent expense under all leases was $71,151, $70,566 and $75,386 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Related-Party Transactions	9 Months Ended
Sep. 30, 2011
Related-Party Transactions

(24) Related-Party Transactions

Diversey purchases certain raw materials and products from SCJ, which like Diversey, is majority-owned by the descendants of Samuel Curtis Johnson. Total inventory purchased from SCJ was $30,122, $25,238 and $27,743 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

SCJ also provides certain administrative, business support and general services, including shared facility services to Diversey. In addition, Diversey leases certain facilities from SCJ. Charges for these services and leases totaled $11,449, $14,032 and $13,013 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Diversey licenses the use of certain trade names, housemarks and brand names from SCJ. Payments to SCJ under the license agreements governing the names and marks totaled $5,891, $6,316 and $7,441 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

After Diversey’s 1999 separation from SCJ, SCJ continued to operate institutional and industrial businesses in various countries in which Diversey did not have operations. Under a territorial license agreement, Diversey licenses the intellectual property rights to SCJ to allow it to manufacture and sell Diversey’s products in those countries. Under this agreement, SCJ pays a royalty fee based on its and its sub licensees' net sales of products bearing Diversey’s brand names. Amounts paid by SCJ to Diversey under the territorial license agreement totaled $106, $82 and $271 during the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

SCJ purchases certain raw materials and products from Diversey. Total inventory purchased by SCJ from Diversey was $950, $2,952 and $1,875 for the fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008, respectively.

In June 2006, in connection with the divestiture of the Polymer Business, Diversey entered into a toll manufacturing agreement with SCJ. In addition, Diversey and SCJ entered a toll manufacturing agreement covering its North American business. Under both agreements, SCJ supports and performs certain manufacturing functions at its Waxdale operation in the United States. The Polymer tolling agreement was terminated in 2010. In association with these tolling agreements, Diversey paid SCJ $4,489, $6,523 and $6,135 during the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Diversey has a banking relationship with the Johnson Financial Group, which is majority-owned by the descendants of Samuel Curtis Johnson. Service fees paid to the Johnson Financial Group totaled $54, $69 and $103, for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

In connection with the May 2002 acquisition of the DiverseyLever business, Diversey entered into a Sales Agency Agreement with Unilever whereby Diversey acts as Unilever’s sales agent in the sale of Unilever’s consumer brand cleaning products to institutional and industrial end-users. The original term of the sales agency agreement was extended until December 31, 2007. On October 11, 2007, Diversey and Unilever executed the Umbrella Agreement pursuant to which the parties agreed to the terms of (i) the New Agency Agreement that is substantially similar to the Prior Agency Agreement and that applies to Ireland, the United Kingdom, Portugal and Brazil and (ii) the License Agreement under which Unilever agreed to grant us and our affiliates a license to produce and sell professional packs of Unilever’s consumer brand cleaning products in 31 other countries that were subject to the Prior Agency Agreement. Under the Umbrella Agreement, Diversey and its affiliates also entered into agreements with Unilever to distribute consumer packs of Unilever’s consumer brand cleaning products in the same 31 countries as the License Agreement. The New Agency Agreement, the License Agreement and the consumer pack distribution arrangements took effect on January 1, 2008.

Amounts earned under the New Agency Agreement were $26,400, $27,170 and $35,020 during the fiscal year ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively

Royalties paid under the License Agreement were $5,351, $5,010 and $5,120 during the fiscal year ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Under the dispensed products license agreement, Unilever has granted Diversey a license to use certain intellectual property relating to the products Diversey sells for use in certain personal care product dispensing systems. Either party may terminate the dispensed products license agreement or the licenses granted under the agreement by providing six months’ written notice prior to any anniversary of the dispensed products license agreement. The dispensed products license agreement has been extended to May 2, 2011. Payments to Unilever under the dispensed products license agreement totaled $726, $725 and $818, for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Under the transitional services agreement, Unilever provided Diversey with a wide range of support services that were intended to ensure the smooth transition of the DiverseyLever business from Unilever to Diversey. Unilever provided most services for no more than 24 months, and, accordingly, services under the transitional services agreement have been terminated.

In association with the continuation of various support services and reimbursement of benefit-related costs not covered by the transitional service agreement, Diversey paid Unilever $17, $0 and $108 for the fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008, respectively.

Diversey purchases certain raw materials and products from Unilever, acts as a co-packer for Unilever and also sells certain finished goods to Unilever as a customer. Total purchases of inventory by Diversey from Unilever, excluding inventories associated with the sales agency agreement, were $57,863, $64,140 and $65,011, respectively, for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008. Total sales of finished product by Diversey to Unilever were $18,472, $18,516 and $26,208, for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Diversey recognized interest income of $0, $2,551 and $2,749 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively, related to certain long-term acquisition related receivables from Unilever.

In 2010, in connection with the Consulting Agreement and the Transactions (See Note 26), Diversey paid CD&R $5,783 in fees and expenses. In 2009, the Company paid a transaction fee of $25,000 and $300 in transaction-related expenses.

Related-party receivables and payables at December 31, 2010 and December 31, 2009 consisted of the following:

	December 31, 2010	December 31, 2009
Included in accounts receivable – related parties:
Receivable from CMH	$—	$701
Receivable from SCJ	65	190
Receivable from Unilever	6,368	21,052
Included in accounts payable – related parties:
Payable to CMH	—	683
Payable to SCJ	5,567	6,635
Payable to Unilever	18,100	28,057
Payable to other related parties	127	525

Other Comprehensive Income	9 Months Ended
Sep. 30, 2011
Other Comprehensive Income

(25) Other Comprehensive Income

Components of other comprehensive income are disclosed, net of tax, in the consolidated statements of stockholders’ equity. The following table reflects the gross other comprehensive income and related income tax (expense) benefit:

	Fiscal Year Ended
	December 31, 2010			December 31, 2009
	Gross	Tax	Net	Gross	Tax	Net
Foreign currency translation adjustments:
Balance at beginning of year	$348,599	$(16,523)	$332,076	$272,503	$(10,287)	$262,216
Foreign currency translation adjustments	12,146	1,498	13,644	76,096	(6,236)	69,860

Balance at end of year	360,745	(15,025)	345,720	348,599	(16,523)	332,076

Adjustments to pension liability:
Balance at beginning of year	(127,372)	12,212	(115,160)	(170,216)	25,085	(145,131)
Adjustments to pension liability	18,620	(5,938)	12,682	42,844	(12,873)	29,971

Balance at end of year	(108,752)	6,274	(102,478)	(127,372)	12,212	(115,160)

Unrealized gains/(losses) on derivatives:
Balance at beginning of year	(229)	(1,371)	(1,600)	(5,680)	812	(4,868)
Gains/(Losses) in fair value of derivatives	(592)	183	(409)	(229)	(1,371)	(1,600)
Reclassification of prior unrealized gains/(losses) in net income	229	(35)	194	5,680	(812)	4,868

Balance at end of year	(592)	(1,223)	(1,815)	(229)	(1,371)	(1,600)

Total accumulated other comprehensive income, net	251,401	(9,974)	241,427	220,998	(5,682)	215,316

Recapitalization and Refinancing Transactions	9 Months Ended
Sep. 30, 2011
Recapitalization and Refinancing Transactions

(26) Recapitalization and Refinancing Transactions

On October 7, 2009, the Company and Diversey entered into a series of agreements, which are collectively refered to as the “Transactions”, consisting of the following, and which closed on November 24, 2009:

(1)	an Investment and Recapitalization Agreement (the “Investment Agreement”), by and among Holdings, CDR Jaguar Investor Company, LLC (“CD&R Investor”), a Delaware limited liability company, owned by a private investment fund managed by CD&R, CMH, and SNW, pursuant to which:

(a)	the common equity ownership interests of the Company held by CMH were reclassified into 51.1 million new shares of class A common stock; and

(b)	the Company issued 47.7 million shares of its new class A common stock to CD&R Investor and CD&R F&F Jaguar Investor, LLC, an affiliate of CD&R Investor (together with CD&R Investor, the “CD&R Investor Parties”), and 990,000 shares of its new class A common stock to SNW for cash consideration of $477 million and $9.9 million, respectively.

(2)	a Redemption Agreement (as amended, the “Redemption Agreement”), by and among the Company, Diversey, CMH, Unilever, N.V., a company organized under the laws of the Netherlands (“Unilever”), Marga B.V., a company organized under the laws of the Netherlands and an indirect, wholly owned subsidiary of Unilever (“Marga”), and Conopco, Inc., a New York corporation and an indirect, wholly owned subsidiary of Unilever (“Conopco”), pursuant to which the Company purchased all of the common equity ownership interests in the Company held by parties affiliated with Unilever in exchange for (a) $390.5 million in cash, (b) the settlement of certain amounts owing by Unilever to the Company and Diversey and owing to Unilever by the Company and CMH, and (c) a warrant (the “Warrant”) to purchase 4,156,863 shares of the Company’s new class A common stock, representing 4% of the Company’s outstanding common stock at the closing of the Transactions assuming exercise of the Warrant.

At the closing of the Transactions, Holdings’ ownership, assuming the exercise of the Warrant, but excluding any impact of the New Stock Incentive Plan (see Note 22), is as follows: CMH, 49.1%; CD&R Investor Parties, 45.9%; SNW, 1.0%; and Unilever, 4.0%. SNW granted an irrevocable proxy to CMH to vote its common stock of Holdings, which, subject to certain limitations, increased CMH’s voting ownership in Holdings from approximately 49.1% to approximately 50.1% and decreased SNW’s voting ownership in Holdings from approximately 1.0% to 0.0%.

In addition to the agreements described above, the Company and Diversey also entered into the following agreements: (1) a consulting agreement between the Company, Diversey and CD&R, pursuant to which CD&R will provide certain management, consulting, advisory, monitoring and financial services to the Company and its subsidiaries (“Consulting Agreement”); and (2) amended commercial agreements between Diversey and SCJ, relating to, among other things, a facility lease, brand licensing, supply arrangements and administrative services.

The Company also entered into the following agreements: (1) a stockholders agreement, by and among the Company, CMH, SNW, CD&R Investor Parties, relating to certain governance rights and (2) a registration rights agreement by and among the Company, CD&R Investor Parties, CMH, SNW and Marga (“Holdings Registration Rights Agreement”).

The Company issued the Warrant to Marga (and subsequently assigned to another Unilever affiliate) for the purchase of 4,156,863 shares of the Company’s class A common stock at an initial exercise price of $0.01 per share. The Warrant is exercisable upon the occurrence of a liquidity event, or upon the exercise of drag-along rights or tag-along rights as described in the Holdings Registration Rights Agreement. The fair value of this Warrant, measured on the date of the Transactions, was recorded by the Company in its financial statements at $39.6 million.

In connection with the Transactions, the Company and Diversey refinanced their debt and entered into new debt agreements, as more fully described in Note 12, as follows:

•	the repurchase or redemption by Diversey of its previously outstanding senior subordinated notes and by Diversey of its previously outstanding senior discount notes;

•	the repayment of all outstanding obligations under Diversey’s previously outstanding senior secured credit facilities and the termination thereof;

•	the entry by Diversey into a new $1.25 billion senior secured credit facility (“Senior Secured Credit Facilities”);

•	the issuance by Diversey of $400 million aggregate principal amount of 8.25% senior notes due 2019 (“Diversey Senior Notes”); and

•	the issuance by the Company of $250 million aggregate initial principal amount of 10.5% senior notes due 2020 (“Holdings Senior Notes”).

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies

(27) Commitments and Contingencies

The Company is subject to various legal actions and proceedings in the normal course of business. Although litigation is subject to many uncertainties and the ultimate exposure with respect to these matters cannot be ascertained, the Company does not believe the final outcome of any current litigation will have a material effect on the Company’s financial position, results of operations or cash flows.

The Company has purchase commitments for materials, supplies, and property, plant and equipment incidental to the ordinary conduct of business. In the aggregate, such commitments are not in excess of current market prices. Additionally, the Company normally commits to some level of marketing related expenditures that extend beyond the fiscal year. These marketing expenses are necessary in order to maintain a normal course of business and the risk associated with them is limited. It is not expected that these commitments will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

In September 2010, Diversey conditionally promised $6,000 to a chartible organization near its Sturtevant, Wisconsin headquarters. In November 2010, Diversey and the charitible organization executed a pledge agreement providing for conditional payments totaling $6,000. Diversey completed an assessment of the conditions underlying the pledge agreement and concluded that the possibility of not meeting any and all conditions is remote and therefore had entered into an unconditional pledge in November 2010. Accordingly, Diversey expensed $6,000 during the fourth quarter of 2010 to selling, general and administrative expenses. Diversey expects to make installment payments during 2011 and 2012.

The Company maintains environmental reserves for remediation, monitoring, assessment and other expenses at one of its domestic facilities. While the ultimate exposure at this site continues to be evaluated, the Company does not anticipate a material effect on its consolidated financial position or results of operations.

In connection with the acquisition of the DiverseyLever business, the Company conducted environmental assessments and investigations at DiverseyLever facilities in various countries. These investigations disclosed the likelihood of soil and/or groundwater contamination, or potential environmental regulatory matters. The Company continues to evaluate the nature and extent of the identified contamination and is preparing and executing plans to address the contamination, including the potential to recover some of these costs from Unilever under the terms of the DiverseyLever purchase agreement. As of December 31, 2010, the Company maintained related reserves of $10,800 on a discounted basis (using country specific rates ranging from 7.6% to 21.7%) and $13,900 on an undiscounted basis. The Company intends to seek recovery from Unilever under indemnification clauses contained in the purchase agreement.

During fiscal 2008, the Company was a licensee of certain chemical production technology used globally. The license agreement provided for guaranteed minimum royalty payments during a term ending on December 31, 2014. Under the terms of agreement and based on current financial projections, the Company did not expect to meet the minimum guaranteed payments. In accordance with the requirements of ASC Topic 450, Contingencies, the Company estimated its possible range of loss as $2,879 to $4,397 and maintained a loss reserve of $2,879 at December 31, 2008. In December 2009, the Company and licensee amended the terms of the license agreement resulting in a $700 payment to the licensee and elimination of future guaranteed minimum royalty payments. The resulting $2,179 reduction in related reserves was recorded as a credit to selling, general and administrative expenses in the consolidated statements of operations in fiscal 2009.

17. Commitments and Contingencies

The Company is subject to various legal actions and proceedings in the normal course of business. Although litigation is subject to many uncertainties and the ultimate exposure with respect to these matters cannot be ascertained, the Company does not believe the final outcome of any current litigation will have a material effect on the Company’s financial position, results of operations or cash flows.

The Company has purchase commitments for materials, supplies, and property, plant and equipment incidental to the ordinary conduct of business. In the aggregate, such commitments are not in excess of current market prices. Additionally, the Company normally commits to some level of marketing related expenditures that extend beyond the fiscal year. These marketing expenses are necessary in order to maintain a normal course of business and the risk associated with them is limited. It is not expected that these commitments will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

In the fourth quarter of 2010, the Company concluded that it unconditionally pledged $6,000 to a charitable organization near its Sturtevant, Wisconsin headquarters, which it recognized as selling, general and administrative expense. The Company has made several installment payments in 2011, and expects to make the final installment in 2012.

In 2011, a subsidiary of the Company within the Americas segment was notified of a ruling by an administrative council regarding employment tax matters covering the years 2002 through 2006. While the Company believes it has defenses against these claims and other employment tax claims for the same period, and has accrued $1,100 for certain of these contingencies, the ultimate resolution of some of these matters could result in an additional loss of up to approximately $7,000.

Subsequent to September 30, 2011, the Company voluntarily instituted a program to recover a certain product previously sold to customers that do not meet the Company’s quality specifications. The Company is currently evaluating the cause of this defect, remedies and any recourse it may have against the supplier. While the Company is currently unable to make a reasonable estimate for the amount of loss it will ultimately sustain and has not accrued for any losses related to this product recovery as of September 30, 2011, it believes that any such losses will not exceed $3,500.

The Company maintains environmental reserves for remediation, monitoring, assessment and other expenses at one of its domestic facilities. While the ultimate exposure at this site continues to be evaluated, the Company does not anticipate a material effect on its consolidated financial position, results of operations or cash flows.

In connection with the acquisition of the DiverseyLever business, the Company conducted environmental assessments and investigations at DiverseyLever facilities in various countries. These investigations disclosed the likelihood of soil and/or groundwater contamination, or potential environmental regulatory matters. The Company continues to evaluate the nature and extent of the identified contamination and is preparing and executing plans to address the contamination, including the potential to recover some of these costs from Unilever under the terms of the DiverseyLever purchase agreement. As of September 30, 2011, the Company maintained related reserves of $11,415 on a discounted basis (using country specific rates ranging from 7.68% to 16.22%) and $15,339 on an undiscounted basis. The Company intends to seek recovery from Unilever under indemnification clauses contained in the purchase agreement.

Japan Operations	12 Months Ended
Dec. 31, 2010
Japan Operations

18. Japan Operations

Immediate impact of the disaster

On March 11, 2011, Japan suffered a significant natural disaster. The Company’s Japan subsidiary sustained damage to inventories at one of its leased facilities and recorded estimated losses and other charges totaling $1,300 in the first quarter, of which $461 was reversed in the second quarter, as actual losses were ascertained to be less than the estimated amounts. Most of the loss was recorded in cost of sales in the consolidated statements of operations. The Company’s Japan operations are based in Yokohama, which is approximately 150 miles from the damaged nuclear plant. Although the Company anticipates that a portion of these losses are covered by its insurance policies, it has not recorded any insurance recoveries as of September 30, 2011.

For the nine months ended September 30, 2011, the Company’s Japan business had net sales of $232,068, and operating profit of $12,287.

Longer term potential business disruption impact

The disaster is currently causing an adverse effect on the Company’s sales and operating profits in Japan for the current fiscal year. The Company currently is not able to provide a reliable estimate of the potential loss this year or in future years and whether these losses will be offset by business interruption insurance policies carried by the Company.

Goodwill impairment assessment

During the Company’s 2010 impairment review, performed as of October 1, 2010, the Japan reporting unit had a fair value that exceeded its carrying value by 20%. The assumptions and estimates underlying fair value were determined with the assistance of a third party valuation firm and are subject to uncertainty. Failure of the Japanese business to realize financial forecasts or further weakening of the Japanese business environment, as a result of the disaster or other factors, could potentially impact the future recoverability of the $152,696 of goodwill held in our Japan reporting unit at September 30, 2011. The Company reviewed the events in Japan and based on qualitative and quantitative analyses performed as of September 30, 2011, including consideration of the Company’s implied valuation under the terms of the Merger Agreement (Note 21), concluded that there was no indicator of impairment that would require a Step 1 test under ASC 350, Intangibles – Goodwill and Other to be performed. The Company believes that the disaster may have an adverse effect on its sales and operating profits in Japan for the current year. However, future effects are still not determinable, and it currently believes that the long term assumptions remain appropriate.

Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Information

(28) Segment Information

Information regarding the Company’s operating segments is shown below. Each segment is individually managed with separate operating results that are reviewed regularly by the executive management. Each segment’s accounting policies are consistent with those used by the Company.

The following table represents operating segment information. Statements of operations, except depreciation and amortization, include results from continuing operations only.

	Fiscal Year Ended December 31, 2010
	Europe	Americas	Greater Asia Pacific	Eliminations/ Other [1]	Total Company
Net sales	$1,642,091	$925,700	$591,718	$(31,832)	$3,127,677
Operating profit	162,709	91,924	39,049	(35,747)	257,935
Depreciation and amortization	48,289	24,663	16,332	27,544	116,828

Interest expense	46,826	17,671	2,102	81,977	148,576
Interest income	1,473	2,298	790	(2,164)	2,397
Total assets	1,824,243	697,263	574,865	187,642	3,284,013
Goodwill, net	772,194	212,047	213,404	65,786	1,263,431
Capital expenditures, including capitalized computer software	30,429	24,982	15,068	24,183	94,662
Long-lived assets [2]	1,015,340	311,208	301,038	298,397	1,925,983

	Fiscal Year Ended December 31, 2009
	Europe	Americas	Greater Asia Pacific	Eliminations/ Other [1]	Total Company
Net sales	$1,683,349	$908,909	$542,284	$(23,661)	$3,110,881
Operating profit	125,674	85,421	19,824	(33,344)	197,575
Depreciation and amortization	47,166	22,050	15,234	27,647	112,097

Interest expense	55,203	16,186	2,243	68,891	142,523
Interest income	4,563	1,704	367	(2,079)	4,555
Total assets	1,997,159	608,631	504,959	337,558	3,448,307
Goodwill, net	805,725	207,819	190,671	66,817	1,271,032
Capital expenditures, including capitalized computer software	31,157	20,782	11,749	30,606	94,294
Long-lived assets [2]	1,081,699	305,924	267,236	320,897	1,975,756

	Fiscal Year Ended December 31, 2008
	Europe	Americas	Greater Asia Pacific	Eliminations/ Other [1]	Total Company
Net sales	$1,835,964	$952,232	$563,121	$(35,440)	$3,315,877
Operating profit	93,179	55,896	8,891	(25,390)	132,576
Depreciation and amortization	57,932	26,255	17,533	26,516	128,236

Interest expense	68,576	13,969	2,998	67,681	153,224
Interest income	8,698	3,385	670	(5,073)	7,680
Total assets	1,894,388	565,567	511,189	244,028	3,215,172
Goodwill, net	779,653	193,607	186,360	66,394	1,226,014
Capital expenditures, including capitalized computer software	47,654	28,158	14,310	31,089	121,211
Long-lived assets [2]	1,063,781	283,014	268,097	314,504	1,929,396

[1]	Eliminations/Other includes the Company’s corporate operating and holding entities, discontinued operations and corporate level eliminations and consolidating entries.

[2]	Long-lived assets includes property, plant and equipment, capital software, intangible items and investments in affiliates.

19. Segment Information

Business segment information is summarized as follows:

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Three Months Ended September 30, 2011
	Europe	Americas	APAT	Japan	Eliminations/ Other [1]	Total Company
Net sales	$369,116	$239,238	$151,928	$78,475	$(13,980)	$824,777
Operating profit	21,482	11,155	13,140	3,098	10,400	59,275
Depreciation and amortization	9,670	6,864	3,587	1,727	7,413	29,261
Interest expense	8,518	3,327	606	273	16,871	29,595
Interest income	215	494	616	36	(808)	553
Total assets	1,563,157	678,537	541,802	334,869	170,410	3,288,775
Goodwill	661,768	205,249	177,383	152,696	65,903	1,262,999
Capital expenditures, including capitalized computer software	14,813	8,787	5,093	837	796	30,326
Long-lived assets [2]	904,245	301,772	228,325	204,656	279,381	1,918,379

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Three Months Ended October 1, 2010
	Europe	Americas	APAT	Japan	Eliminations / Other [1]	Total Company
Net sales	$347,438	$231,450	$138,911	$81,174	$(15,401)	$783,572
Operating profit	46,411	22,169	13,977	6,798	(1,666)	87,689
Depreciation and amortization	10,271	5,971	3,440	1,720	8,508	29,910
Interest expense	12,105	4,457	395	257	21,186	38,400
Interest income	344	686	340	—	(740)	630
Total assets	1,620,554	599,407	559,260	313,022	319,844	3,412,087
Goodwill	660,860	210,707	189,586	141,062	66,131	1,268,346
Capital expenditures, including capitalized computer software	4,981	4,457	3,592	643	4,669	18,342
Long-lived assets [2]	895,547	305,696	240,667	188,605	302,491	1,933,006

[1]	Eliminations/Other includes the Company’s corporate operating and holding entities, discontinued operations and corporate level eliminations and consolidating entries.

[2]	Long-lived assets includes property, plant and equipment, capital software, intangible items and investments in affiliates.

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Nine Months Ended September 30, 2011
	Europe	Americas	APAT	Japan	Eliminations/ Other [1]	Total Company
Net sales	$1,117,682	$720,278	$444,258	$232,068	$(49,749)	$2,464,537
Operating profit	73,128	61,346	40,604	12,287	3,458	190,823
Depreciation and amortization	29,414	18,712	10,785	5,396	23,196	87,503
Interest expense	26,136	11,410	1,369	781	57,183	96,879
Interest income	581	1,712	1,735	51	(2,317)	1,762
Total assets	1,563,157	678,537	541,802	334,869	170,410	3,288,775
Goodwill	661,768	205,249	177,383	152,696	65,903	1,262,999
Capital expenditures, including capitalized computer software	41,643	20,172	12,999	1,959	3,143	79,916
Long-lived assets [2]	904,245	301,772	228,325	204,656	279,381	1,918,379

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Nine Months Ended October 1, 2010
	Europe	Americas	APAT	Japan	Eliminations / Other [1]	Total Company
Net sales	$1,042,431	$690,678	$409,351	$225,708	$(42,619)	$2,325,549
Operating profit	116,905	66,817	39,601	13,094	(21,416)	215,001
Depreciation and amortization	30,007	17,698	10,184	4,995	21,216	84,100
Interest expense	33,480	13,346	1,193	794	59,495	108,308
Interest income	1,010	1,647	957	1	(2,104)	1,511
Total assets	1,620,554	599,407	559,260	313,022	319,844	3,412,087
Goodwill	660,860	210,707	189,586	141,062	66,131	1,268,346
Capital expenditures, including capitalized computer software	15,159	14,218	9,805	2,335	13,039	54,556
Long-lived assets [2]	895,547	305,696	240,667	188,605	302,491	1,933,006

[1]	Eliminations/Other includes the Company’s corporate operating and holding entities, discontinued operations and corporate level eliminations and consolidating entries.

[2]	Long-lived assets includes property, plant and equipment, capital software, intangible items and investments in affiliates.

European Principal Company	12 Months Ended
Dec. 31, 2010
European Principal Company

20. European Principal Company

In May 2011, the Company approved, subject to successful works council consultations, plans to reorganize its European operations to function under a centralized management and value chain model. After completing the reorganization in 2012, the European Principal Company (“EPC”) will manage the European segment centrally. The European subsidiaries will execute sales and distribution locally, and local production companies will act as toll manufacturers on behalf of the EPC. The Company expects to incorporate the EPC in The Netherlands.

As part of the planning for this reorganization, the Company recognized non-recurring costs of $3,534 and $13,468 for the three and nine months ended September 30, 2011, respectively, which are classified in selling, general and administrative expenses in the consolidated statements of operations. In addition, the Company recognized capital expenditures of $6,233 and $14,911 for the three and nine months ended September 30, 2011, respectively, which are recorded as part of Property, Plant and Equipment. The Company also recorded restructuring and implementation liabilities of $0 and $2,430 for the three and nine months ended September 30, 2011, respectively.

Sealed Air Acquisition	12 Months Ended
Dec. 31, 2010
Sealed Air Acquisition

21. Sealed Air Acquisition

On May 31, 2011, the Company, Sealed Air Corporation (“Sealed Air”) and Solution Acquisition Corp., a wholly-owned subsidiary of Sealed Air, entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which Sealed Air acquired 100% of the common stock of the Company.

On October 3, 2011, pursuant to the terms of the Merger Agreement, Solution Acquisition Corp. was merged with and into the Company (the “Acquisition”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Sealed Air. Pursuant to, and except as otherwise set forth in the Merger Agreement, as amended, each outstanding share of the common stock of the Company was converted into the right to receive approximately 0.294 of a share of common stock of Sealed Air and approximately $19.59 in cash, without interest. Also pursuant to the Merger Agreement, as amended, the Company issued 26,290 shares of series A preferred stock (“Preferred Stock Issuance”) to Sealed Air for cash consideration received in the amount of $262.9 million.

In connection with the Acquisition, the Company used the proceeds of the Preferred Stock Issuance, new indebtedness and other funds from Sealed Air to repay or defease substantially all its existing indebtedness, in the amount of approximately $1.5 billion (see Note 7). The Company also incurred additional transaction costs of $23.8 million primarily related to legal and advisory fees, and additional compensation expense of $125.3 million resulting from the reinstatement and/or acceleration of certain vesting benefits, pursuant to the Company’s stock-based compensation plans. Most of these costs were contingent upon the closing of the Acquisition and therefore were not recorded as of September 30, 2011.

The accompanying financial statements do not include any adjustments that may be necessary under purchase accounting, upon the consummation of the Acquisition, to reflect the impact of the transaction on the Company’s financial position, liquidity or financial commitments.

Quarterly Financial Data (Unaudited)	9 Months Ended
Sep. 30, 2011
Quarterly Financial Data (unaudited)

(29) Quarterly Financial Data (unaudited)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter
	April 2, 2010	April 4, 2009	July 2, 2010	July 3, 2009	October 1, 2010	October 2, 2009	December 31, 2010	December 31, 2009
Net sales	$747,660	$704,612	$794,317	$792,554	$783,572	$815,437	$802,128	$798,278
Gross profit	317,225	269,347	345,095	325,929	328,139	352,422	336,799	334,250
Net income (loss)	(6,169)	(28,672)	11,731	6,874	33,360	31,089	(6,192)	(57,916)

Valuation and Qualifying Accounts	9 Months Ended
Sep. 30, 2011
Valuation and Qualifying Accounts

Schedule II—Valuation and Qualifying Accounts

Diversey Holdings, Inc.

(Dollars in Thousands)

	Balance at Beginning of Year	Charges to Costs and Expenses	Charges to Other Accounts (1)	Deductions (2)	Balance at End of Year
Allowance for Doubtful Accounts
Fiscal Year Ended December 31, 2010	$20,645	$5,707	$(1,813)	$(4,651)	$19,888
Fiscal Year Ended December 31, 2009	20,487	8,684	1,788	(10,314)	20,645
Fiscal Year Ended December 31, 2008	25,646	7,388	(4,570)	(7,977)	20,487

Tax Valuation Allowance
Fiscal Year Ended December 31, 2010	350,217	49,048	2,691	(19,540)	382,416
Fiscal Year Ended December 31, 2009	335,452	53,044	19,133	(57,412)	350,217
Fiscal Year Ended December 31, 2008	295,376	72,656	15,741	(48,321)	335,452

(1)	Includes the effects of changes in currency translation and business acquisitions

(2)	Represents amounts written off from the allowance for doubtful accounts, net of recoveries, or the release of tax valuation allowances in jurisdictions where a change in facts and circumstances lead to the usage or a change in judgment relating to the usa